UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-03641

40|86 Series Trust
(Exact name of registrant as specified in charter)

11815 North Pennsylvania Street
Carmel, IN 46032
(Address of principal executive offices) (Zip code)

Jeffrey M. Stautz
11815 North Pennsylvania Street
Carmel, IN 46032
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-817-4086

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

June 30, 2006

Semi-Annual Report

Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

40|86 Series Trust	Semi-Annual Report
Key Terms (unaudited)

Agency security - bond issued by US government entity such as the Federal National Mortgage Association (FNMA or “Fannie Mae”).

Asset-backed security - bond backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Barbell structure - bond investment strategy that focuses holdings in short-term and long-term securities.

Basis points (bps) - equivalent to 1/100th of 1%. .01% equals 1 basis point. 1% equals 100 basis points.

Collateralized Mortgage Obligation (CMO) - mortgage-backed security that creates separate pools of pass-through rates for different classes of holders.

Commercial paper - short-term debt obligations (maturing within 270 days) issued to investors by banks, corporations and other borrowers.

Credit spread - difference between yields of identical Treasury fixed income securities and corporate fixed income securities.

Duration - measurement of how long, in years, it takes for the price of a bond to be repaid by its internal cash flows. In general, bonds with higher durations carry more risk and have higher price volatility.

Event risk - risk due to unforeseen events associated with a company.

Federal Open Market Committee (FOMC or the “Fed”) - branch of the Federal Reserve Board that meets 8 times per year to determine the direction of monetary policy, specifically by setting key interest rates.

Floating-rate note - bond with a variable interest rate, usually tied to a money market index.

Gross Domestic Product (GDP) - measure of all finished goods and services produced within a country’s borders. Represents broad measure of economic activity in a specific country.

Investment grade - fixed income securities that are rated “triple B” or better by a ratings agency. These bonds are judged likely to meet payment obligations.

Leveraged buyout (LBO) - strategy used to buy another company using primarily debt obligations. The acquired company’s assets are often used as collateral to secure the debt.

London Interbank Offered Rate (LIBOR) - interest rate at which banks can borrow funds from other banks in the London interbank market.

Maturity date - the date the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed security - bond that represents an interest in a pool of mortgages issued by the Government National Mortgage Association (GNMA or “Ginnie Mae”), FNMA or other federal entities.

Overweight - a portfolio’s investment in a security that is larger, in percentage terms, than the portfolio’s corresponding benchmark. A portfolio may be overweight a specific security or sector because the portfolio manager believes that security or sector will produce higher returns.

Security - the general name for a stock (also known as an “equity”), bond (also known as “fixed income”) or other investment.

Underweight - a portfolio’s investment in a security that is smaller, in percentage terms, than the portfolio’s corresponding benchmark. A portfolio may be underweight a specific security or sector because the portfolio manager believes that security or sector will produce lower returns.

Variable-rate demand note (VRDN) - long-term, fixed income security that can be tendered for purchase at par whenever rates reset. The variable rate of the security is tied to the money market.

Yankee bond - bond denominated in US dollars and offered in the US by foreign banks.

Yield curve - graphical representation of yields of fixed income securities. A normal yield curve exists when short-term yields are lower than long-term yields. A flat yield curve exists when short-term and long-term yields are equal. An inverted yield curve exists when short-term yields are higher than long-term yields.

40|86 Series Trust	Semi-Annual Report
Table of Contents	June 30, 2006

Statements of Assets and Liabilities	2

Statements of Operations	2

Statements of Changes in Net Assets	4

Equity Portfolio

Portfolio Managers’ Review	6

Schedule of Investments	7

Balanced Portfolio

Portfolio Managers’ Review	13

Schedule of Investments	15

High Yield Portfolio

Portfolio Managers’ Review	25

Schedule of Investments	26

Fixed Income Portfolio

Portfolio Managers’ Review	29

Schedule of Investments	30

Government Securities Portfolio

Portfolio Managers’ Review	36

Schedule of Investments	37

Money Market Portfolio

Portfolio Managers’ Review	39

Schedule of Investments	40

Financial Highlights	43

Notes to Financial Statements	49

Expense Example	53

Disclosure of Investment Management Agreement	55

Board of Trustees and Officers	57

This report is for the information of 40|86 Series Trust contract owners.
It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

40|86 Series Trust	Semi-Annual Report
Statements of Assets and Liabilities
June 30, 2006 (unaudited)

	EQUITY PORTFOLIO	BALANCED PORTFOLIO
ASSETS:
Investments in securities at cost	$192,805,176	$48,562,588
Investments in securities at value (Note 2)	$215,603,502	$52,315,795
Interest and dividends receivable	229,810	208,276
Receivable from Conseco, Inc. subsidiaries	. —	4,676
Receivable for securities sold	9,332,410	—
Receivable for shares sold	—	—
Prepaid expenses	8,251	2,550
Total assets	225,173,973	52,531,297
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. subsidiaries	115,481	26,553
Payable to Custodian	—	—
Accrued expenses	176,407	48,823
Payable for shares redeemed	. 254,197	89,250
Payable for securities purchased	8,937,723	—
Payable upon return of securities on loan	45,847,066	11,227,970
Total liabilities	55,330,874	11,392,596
Net assets	$169,843,099	$41,138,701
NET ASSETS CONSIST OF:
Paid-in capital	$132,807,926	$46,002,365
Accumulated undistributed net investment income	320,008	700
Accumulated undistributed net realized gain (loss) on investments	13,916,839	(8,617,571)
Net unrealized appreciation (depreciation) on investments	22,798,326	3,753,207
Net assets	$169,843,099	$41,138,701
Shares outstanding (unlimited shares authorized)	6,492,370	2,880,332
Net asset value, redemption price and offering price per share	$26.16	$14.28

Statements of Operations
For the six months ended June 30, 2006 (unaudited)
	EQUITY PORTFOLIO	BALANCED PORTFOLIO
INVESTMENT INCOME:
Interest	$22,661	$322,401
Dividends	1,221,751	280,969
Securities lending income, net	32,062	6,110
Total investment income	1,276,474	609,480
EXPENSES:
Investment advisory fees	565,185	139,826
Distribution fees	217,379	53,779
Administration fee	113,619	28,107
Custody fees	6,370	7,091
Auditor fees	29,774	10,066
Reports - printing	11,736	3,841
Trustee fees and expenses	15,002	4,334
Insurance	2,253	643
Legal	22,512	6,478
Other	3,772	1,126
Total expenses before expense reimbursement by Adviser	987,602	255,291
Expense reimbursement by Adviser (Note 3)	(31,136)	(18,663)
Net expenses	956,466	236,628
Net investment income	320,008	372,852
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sales of investments	14,610,883	1,671,725
Net change in unrealized depreciation on investments	(4,711,757)	(572,793)
Net realized and unrealized gain (loss) on investments	9,899,126	1,098,932
Net increase (decrease) in net assets from operations	$10,219,134	$1,471,784

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report

HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$4,592,014	$24,352,327	$13,485,593	$54,826,427
$4,440,637	$23,884,337	$13,164,822	$54,826,427
99,267	288,654	108,378	310,675
—	4,300	4,664	9,234
100,250	201,000	—	—
—	—	—	7,480,011
573	1,624	920	1,050
4,640,727	24,379,915	13,278,784	62,627,397

5,781	10,704	5,336	23,637
68,205	—	—	—
9,810	27,551	15,932	23,833
63	1,459	3,547	49
—	200,000	91,396	—
—	3,672,396	3,058,040	—
83,859	3,912,110	3,174,251	47,519
$4,556,868	$20,467,805	$10,104,533	$62,579,878

$5,152,773	$21,575,902	$10,708,313	$62,581,402
801	3,822	1,059	7,772
(445,329)	(643,929)	(284,068)	(9,296)
(151,377)	(467,990)	(320,771)	—
$4,556,868	$20,467,805	$10,104,533	$62,579,878
497,891	2,137,954	911,628	62,581,402
$9.15	$9.57	$11.08	$1.00

HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$252,441	$605,346	$262,003	$1,113,713
659	6,738	—	—
—	4,353	3,318	—
253,100	616,437	265,321	1,113,713

24,287	53,969	27,439	103,418
8,674	26,984	13,720	—
4,550	14,103	7,173	30,475
3,176	3,437	1,979	9,258
—	6,370	3,886	10,192
732	2,064	1,978	3,936
664	2,252	1,067	4,400
131	362	181	596
966	3,427	1,607	6,577
221	608	312	1,101
43,401	113,576	59,342	169,953
(3,501)	(11,035)	(7,207)	(63,884)
39,900	102,541	52,135	106,069
213,200	513,896	213,186	1,007,644

(14,783)	(81,133)	(50,476)	200
(92,455)	(605,157)	(216,280)	—
(107,238)	(686,290)	(266,756)	200
$105,962	$(172,394)	$(53,570)	$1,007,844

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Statements of Changes in Net Assets
For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005.

	EQUITY PORTFOLIO		BALANCED PORTFOLIO
	2006	2005	2006	2005
OPERATIONS:
Net investment income	$320,008	$810,158	$372,852	$746,196
Net realized gain (loss) on sale of investments	14,610,883	27,768,050	1,671,725	3,950,044
Net change in unrealized depreciation on investments	(4,711,757)	(10,442,976)	(572,793)	(2,231,094)
Net increase (decrease) from operations	10,219,134	18,135,232	1,471,784	2,465,146
DIVIDENDS AND DISTRIBUTIONS:
Dividends to shareholders from net investment income	—	(805,018)	(372,152)	(744,826)
Distributions to shareholders of net realized gain	—	(15,930,420)	—	—
Net decrease from dividends and distributions	—	(16,735,438)	(372,152)	(744,826)
CAPITAL SHARE TRANSACTIONS:
Shares sold	974,329	6,070,310	1,241,437	3,163,254
Reinvested dividends and distributions	—	16,735,438	372,152	744,826
Shares redeemed	(13,129,798)	(21,327,098)	(5,085,722)	(9,173,334)
Net increase (decrease) from capital share transactions	(12,155,469)	1,478,650	(3,472,133)	(5,265,254)
Total increase (decrease) in net assets	(1,936,335)	2,878,444	(2,372,501)	(3,544,934)
NET ASSETS:
Beginning of period	171,779,434	168,900,990	43,511,202	47,056,136
End of period	$169,843,099	$171,779,434	$41,138,701	$43,511,202
Including undistributed net investment income of	$320,008	$—	$700	$—

SHARE DATA:
Shares sold	37,427	238,166	87,685	234,142
Reinvested dividends and distributions	—	674,272	25,885	54,501
Shares redeemed	(501,961)	(840,010)	(354,198)	(674,392)
Net increase (decrease)	(464,534)	72,428	(240,628)	(385,749)
Shares Outstanding
Beginning of period	6,956,904	6,884,476	3,120,960	3,506,709
End of period	6,492,370	6,956,904	2,880,332	3,120,960

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report

HIGH YIELD PORTFOLIO		FIXED INCOME PORTFOLIO		GOVERNMENT SECURITIES PORTFOLIO		MONEY MARKET PORTFOLIO
2006	2005	2006	2005	2006	2005	2006	2005

$213,200	$504,125	$513,896	$1,089,498	$213,186	$445,134	$1,007,644	$998,425
(14,783)	84,490	(81,133)	381,363	(50,476)	21,687	200	—
(92,455)	(480,659)	(605,157)	(897,462)	(216,280)	(255,549)	—	—
105,962	107,956	(172,394)	573,399	(53,570)	211,272	1,007,844	998,425

(214,527)	(501,745)	(515,601)	(1,104,249)	(214,146)	(482,446)	(1,009,168)	(998,425)
—	(454,731)	—	—	—	—	(200)	—
(214,527)	(956,476)	(515,601)	(1,104,249)	(214,146)	(482,446)	(1,009,368)	(998,425)

1,215,757	9,096,708	770,926	2,906,364	241,041	2,443,817	146,087,540	90,474,421
214,527	956,476	515,601	1,104,249	214,146	482,446	1,009,368	998,425
(5,523,968)	(9,321,316)	(3,222,209)	(7,835,826)	(2,291,554)	(5,011,025)	(124,855,596)	(84,887,785)
(4,093,684)	731,868	(1,935,682)	(3,825,213)	(1,836,367)	(2,084,762)	22,241,312	6,585,061
(4,202,249)	(116,652)	(2,623,677)	(4,356,063)	(2,104,083)	(2,355,936)	22,239,788	6,585,061

8,759,117	8,875,769	23,091,482	27,447,545	12,208,616	14,564,552	40,340,090	33,755,029
$4,556,868	$8,759,117	$20,467,805	$23,091,482	$10,104,533	$12,208,616	$62,579,878	$40,340,090
$801	$2,128	$3,822	$5,527	$1,059	$2,019	$7,772	$9,296

128,647	903,880	79,120	290,079	21,408	212,047	146,087,540	90,474,421
22,898	98,502	53,113	110,584	19,138	42,037	1,009,368	998,425
(587,460)	(921,645)	(330,501)	(781,400)	(203,957)	(435,184)	(124,855,596)	(84,887,785)
(435,915)	80,737	(198,268)	(380,737)	(163,411)	(181,100)	22,241,312	6,585,061

933,806	853,069	2,336,222	2,716,959	1,075,039	1,256,139	40,340,090	33,755,029
497,891	933,806	2,137,954	2,336,222	911,628	1,075,039	62,581,402	40,340,090

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Manager’s Review (unaudited)	June 30, 2006

Equity Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Equity Portfolio returned 5.91% for the six months ended June 30, 2006. The Portfolio’s benchmark, the Russell Mid Cap Index, returned 4.84% for the same period.(1)  The Portfolio’s previous benchmark, the S&P 500 Index, returned 2.71%.

What factors contributed to the variance between the Portfolio and its benchmark?

The Portfolio has outperformed its benchmark by building a portfolio of companies with stronger fundamentals than the benchmark. These fundamentals can be described in three groups: Momentum - company and stock growth; Value - cheap relative to peers; Quality - clean balance sheets. During the first quarter, the Portfolio’s overweight position in stocks with strong momentum drove the outperformance. In the second quarter, momentum struggled but was more than offset by the Portfolio’s exposure to quality, which led to excess return.

Which holdings most enhanced the Portfolio’s performance?

Stock selection in Discretionary (14.1% of the Portfolio), Materials (5.1%) and Industrial (16.1%) sectors were the largest contributors. The largest individual contributors were overweight positions in steel manufacturer Nucor, agricultural processor Archer Daniels Midland and MEMC Electronic Materials, a global supplier of wafers to the semiconductor industry.

Which holdings most negatively impacted the Portfolio’s performance?

Stock selection in the Utilities (8.4% of the Portfolio), Health (9.9%) and Energy (5.6%) sectors detracted the most. The largest individual detractors were overweight positions in producer and distributor of chicken products Pilgrims Pride and electronic components and computer equipment distributor Avnet and an underweight position in oil and natural gas explorer and producer Kerr McGee.

What is your outlook for the rest year?

The Federal Reserve may continue to raise interest rates as it focuses on keeping inflation under check. Currently the forward markets are suggesting over a 50% probability that the Fed will raise rates in August and September. Rising rates and inflation lead to increasing business costs and squeeze profits, which could result in a slowing economy.

Allocation of Portfolio Assets
(Asset Allocation as a Percentage of Total Investments excluding Securities Lending)

Globally, the European Union, United Kingdom and Japanese central banks should increase their interest rates and the reserve requirements for their banks. This global tightening of monetary policy should result in slowing global growth and increasing risk aversion among investors, thus, favoring less risky and higher quality assets.

Given the expected slow down in earnings and GDP, we anticipate momentum to continue to work, shifting from price momentum to earnings momentum and downward earnings. We believe quality will continue to outperform. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

Chicago Equity Partners, LLC

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. Investors cannot actually invest in an index.

On January 1, 2006, the benchmark for the Equity Portfolio was changed to the Russell MidCap Index from the S&P 500 Index. The Russell MidCap Index is an unmanaged index believed to be representative of medium-sized U.S. companies, which is consistent with the investment strategy of the Equity Portfolio. The S&P 500 Index is an unmanaged index believed to be representative of the U.S. stock market in general.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS — 99.5%
Aerospace & Defense — 1.0%
30,500	Rockwell Collins, Inc.	$ 1,704,035
Air Freight & Logistics — 0.9%
26,400	Ryder System, Inc.	1,542,552
Auto Components — 1.2%
19,700	Autoliv, Inc.	1,114,429
32,000	TRW Automotive Holdings Corp. (a)	872,960
		1,987,389
Automobiles — 0.4%
12,200	Harley-Davidson, Inc. (a)	669,658
Beverages — 0.6%
6,800	Brown-Forman Corp. — Class B	485,860
17,300	Pepsi Bottling Group, Inc. (c)	556,195
		1,042,055
Biotechnology — 0.4%
16,000	Biogen Idec, Inc. (a)	741,280
Capital Markets — 2.8%
18,000	The Bear Stearns Companies, Inc.	2,521,440
40,900	Mellon Financial Corp.	1,408,187
15,100	Northern Trust Corp.	835,030
		4,764,657
Chemicals — 2.2%
16,900	Ashland, Inc.	1,127,230
23,000	FMC Corp.	1,480,970
16,000	PPG Industries, Inc	1,056,000
		3,664,200
Commercial Banks — 3.2%
55,600	AmSouth Bancorporation (c)	1,470,620
23,000	Comerica, Inc.	1,195,770
10,200	Compass Bancshares, Inc. (c)	567,120
61,000	KeyCorp	2,176,480
		5,409,990
Commercial Services & Supplies — 3.2%
10,400	Manpower, Inc.	671,840
10,300	Monster Worldwide, Inc. (a)	439,398
21,200	Robert Half International, Inc. (c)	890,400
64,800	RR Donnelley & Sons Co. (c)	2,070,360
29,800	West Corp. (a)	1,427,718
		5,499,716
Communications Equipment — 1.3%
28,500	Harris Corp. (c)	1,183,035
75,600	Tellabs, Inc. (a)	1,006,236
		2,189,271

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Computers & Peripherals — 2.2%
27,800	SanDisk Corp. (a)	$ 1,417,244
117,300	Western Digital Corp. (a)(c)	2,323,713
		3,740,957
Construction Materials — 2.6%
16,700	Florida Rock Industries, Inc. (c)	829,489
28,200	Martin Marietta Materials, Inc.	2,570,430
12,600	Vulcan Materials Co.	982,800
		4,382,719
Diversified Financial Services — 1.7%
55,600	CIT Group, Inc.	2,907,324
Diversified Telecommunication Services — 0.4%
76,000	Qwest Communications International (a)	614,840
Electric Utilities — 6.6%
26,400	Allegheny Energy, Inc. (a)	978,648
91,600	American Electric Power Co, Inc.	3,137,300
74,900	Edison International	2,921,100
17,400	OGE Energy Corp. (a)	609,522
91,500	PG&E Corp. (c)	3,594,120
		11,240,690
Electrical Equipment — 0.8%
18,300	Rockwell Automation, Inc.	1,317,783
Electronic Equipment & Instruments — 1.4%
27,100	Arrow Electronics, Inc. (a)	872,620
46,600	Avnet, Inc. (a)	932,932
34,700	Ingram Micro, Inc. (a)	629,111
		2,434,663
Energy Equipment & Services — 1.7%
8,200	Diamond Offshore Drilling, Inc. (c)	688,226
36,600	Patterson-UTI Energy, Inc.	1,036,146
20,800	Unit Corp. (a)(c)	1,183,312
		2,907,684
Food & Staples Retailing — 1.2%
48,800	Safeway, Inc. (c)	1,268,800
24,948	SUPERVALU, Inc. (c)	765,904
		2,034,704
Food Products — 2.4%
74,200	Archer Daniels Midland Co.	3,062,976
39,400	Pilgrim's Pride Corp. (c)	1,016,520
		4,079,496
Gas Utilities — 1.1%
10,800	Energen Corp.	414,828
18,400	Questar Corp.	1,481,016
		1,895,844

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Health Care Equipment & Supplies — 1.5%
20,300	Becton, Dickinson & Co.	$ 1,240,939
11,100	C.R. Bard, Inc.	813,186
4,100	Intuitive Surgical, Inc. (a)(c)	483,677
		2,537,802
Health Care Providers & Services — 4.5%
30,500	AmerisourceBergen Corp. (c)	1,278,560
6,400	Cerner Corp. (a)	237,504
20,300	Cigna Corp.	1,999,753
26,650	Coventry Health Care, Inc. (a)	1,464,151
14,500	Health Net, Inc. (a)	654,965
15,000	Humana, Inc. (a)	805,500
14,500	Lincare Holdings, Inc. (a)	548,680
9,600	Quest Diagnostics, Inc. (c)	575,232
		7,564,345
Hotels, Restaurants & Leisure — 3.7%
27,100	Brinker International, Inc.	983,730
40,700	Choice Hotels International, Inc. (c)	2,466,420
48,100	Darden Restaurants, Inc.	1,895,140
6,800	GTECH Holdings Corp.	236,504
19,700	International Game Technology (c)	747,418
		6,329,212
Household Durables — 1.8%
56,800	Newell Rubbermaid, Inc. (c)	1,467,144
20,100	Whirlpool Corp. (c)	1,661,265
		3,128,409
Household Products — 0.6%
17,600	Energizer Holdings, Inc. (a)(c)	1,030,832
Insurance — 3.7%
35,900	American Financial Group, Inc. (c)	1,540,110
29,200	Assurant, Inc. (c)	1,413,280
49,500	Genworth Financial, Inc.	1,724,580
28,200	Lincoln National Corp.	1,591,608
		6,269,578
IT Services — 3.1%
52,200	Computer Sciences Corp. (a)	2,528,568
38,000	Global Payments, Inc.	1,844,900
22,100	Paychex, Inc	861,458
		5,234,926
Leisure Equipment & Products — 0.5%
40,800	Marvel Entertainment, Inc. (a)(c)	816,000
Life Science Tools & Services — 2.3%
58,300	Applera Corp. — Applied Biosystems Group	1,886,005
38,000	Techne Corp. (a)(c)	1,934,960
		3,820,965

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Machinery — 3.2%
25,800	Cummins, Inc. (c)	$ 3,154,050
12,900	Joy Global, Inc.	671,961
16,500	Terex Corp. (a)	1,628,550
		5,454,561
Media — 1.7%
29,000	EchoStar Communications Corp. (a)	893,490
45,600	Harte-Hanks, Inc.	1,169,184
22,400	Univision Communications, Inc. (a)(c)	750,400
		2,813,074
Metals & Mining — 2.5%
37,000	Nucor Corp. (c)	2,007,250
16,900	Phelps Dodge Corp.	1,388,504
13,100	United States Steel Corp.	918,572
		4,314,326
Multiline Retail — 1.2%
29,800	J.C. Penney Co., Inc. (c)	2,011,798
1	Sears Holdings Corp. (a)(c)	155
		2,011,953
Multi-Utilities & Unregulated Power — 0.6%
29,800	MDU Resources Group, Inc. (c)	1,090,978
Oil, Gas & Consumable Fuels — 4.4%
14,700	Cimarex Energy Co. (a)	632,100
13,100	Frontier Oil Corp. (a)	424,440
30,600	Hess Corp. (c)	1,617,210
7,100	Holly Corp. (a)	342,220
15,900	Overseas Shipholding Group, Inc. (c)	940,485
18,300	Sunoco, Inc.	1,268,007
31,200	Tesoro Petroleum Corp.	2,320,032
		7,544,494
Paper & Forest Products — 0.4%
26,600	Louisiana-Pacific Corp.	582,540
Pharmaceuticals — 1.4%
47,400	Endo Pharmaceuticals Holdings, Inc. (a)	1,563,252
44,200	King Pharmaceuticals, Inc. (a)	751,400
		2,314,652
Real Estate — 7.2%
19,000	AvalonBay Communities, Inc. (c)	2,101,780
85,500	CB Richard Ellis Group, Inc. (a)	2,128,950
30,500	CBL & Associates Properties, Inc. (c)	1,187,365
146,400	HRPT Properties Trust (c)	1,692,384
54,900	Kimco Realty Corp.	2,003,301
28,600	New Plan Excel Realty Trust (c)	706,134
10,300	ProLogis	536,836
63,700	Trizec Properties, Inc. (c)	1,824,368
		12,181,118

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Road & Rail — 1.3%
15,200	Con-way, Inc.	$ 880,536
19,000	CSX Corp.	1,338,360
		2,218,896
Semiconductor & Semiconductor Equipment — 4.1%
42,100	Advanced Micro Devices, Inc. (a)	1,028,082
107,800	Freescale Semiconductor, Inc. (a)	3,169,320
16,900	Lam Research Corp. (a)	787,878
15,700	MEMC Electronic Materials, Inc. (a)	588,750
57,500	National Semiconductor Corp.	1,371,375
		6,945,405
Software — 2.0%
24,400	Autodesk, Inc. (a)(c)	840,824
34,300	Citrix Systems, Inc. (a)	1,376,802
63,700	Sybase, Inc. (a)	1,235,780
		3,453,406
Specialty Retail — 3.4%
60,500	American Eagle Outfitters, Inc. (c)	2,059,420
13,600	AnnTaylor Stores Corp. (a)	589,968
17,700	Men's Wearhouse, Inc. (c)	536,310
53,900	Office Depot, Inc. (a)	2,048,200
22,100	Rent-A-Center, Inc. (a)(c)	549,406
		5,783,304
Textiles, Apparel & Luxury Goods — 0.7%
42,000	Coach, Inc. (a)	1,255,800
Thrifts & Mortgage Finance — 2.1%
33,200	IndyMac Bancorp, Inc. (c)	1,522,220
22,400	The PMI Group Inc. (c)	998,592
16,700	Radian Group, Inc.	1,031,726
		3,552,538
Tobacco — 0.6%
9,000	Reynolds American, Inc. (c)	1,037,700
Trading Companies & Distributors — 0.7%
15,900	W.W. Grainger, Inc.	1,196,157
Wireless Telecommunication Services — 1.0%
30,500	NII Holdings, Inc. (a)	1,719,590
	Total common stocks (cost $146,175,742)	168,974,068

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING — 27.0%
$12,356,284	Bank of New York Institutional Cash Reserve Fund, 5.298% (b)	$ 12,356,284
773,394	Bear Stearns Asset-Backed Securities, 5.443%, 07/25/2006 (b)	773,514
1,000,000	Berkshire Hathaway Finance, 5.078%, 07/11/2006, Cost — $1,000,760; Acquired — 01/11/2005 (b)(e)	1,000,760
1,000,000	Berkshire Hathaway Finance, 5.230%, 08/16/2006 (b)	1,001,240
1,000,000	Beta Finance, Inc., 5.410%, 07/03/2006, Cost — $1,000,370; Acquired — 01/14/2005 (b)(e)	1,000,370
1,997,445	Capital Auto Receivables Asset Trust, 5.259%, 07/17/2006 (b)	1,997,722
1,714,133	Carrington Mortgage Loan Trust, 5.403%, 07/25/2006 (b)	1,714,133
1,500,000	Commonwealth Bank of Australia, 5.185%, 07/10/2006,
	Cost — $1,499,190; Acquired — 06/08/2006 (b)(d)(e)	1,499,190
1,797,155	Credit-Based Asset Servicing and Securities, 5.383%, 07/25/2006 (b)	1,797,155
290,923	First Franklin Mortgage Loan, 5.423%, 07/25/2006 (b)	290,947
2,000,000	Goldman Sachs Group, Inc., 5.527%, 09/22/2006 (b)	2,001,020
566,744	Granite Master Issuer PLC, 5.307%, 07/20/2006 (b)(d)	566,744
1,500,000	JP Morgan Chase & Co., 5.385%, 07/26/2006 (b)	1,500,000
2,000,000	Merrill Lynch, 5.279%, 08/22/2006 (b)	2,000,360
2,000,000	Morgan Stanley, 5.276%, 08/09/2006 (b)	. 2,002,140
190,314	Morgan Stanley ABS Capital, 5.413%, 07/25/2006 (b)	190,298
1,189,417	Nomura Home Equity Loan, Inc., 5.403%, 07/25/2006 (b)	1,189,693
1,700,000	Permanent Financing PLC, 5.390%, 09/11/2006 (b)(d)	1,702,128
2,000,000	Protective Life Secured Trust, 5.148%, 07/14/2006 (b)	2,003,020
2,000,000	Royal Bank of Scotland PLC, 5.125%, 07/21/2006,
	Cost — $2,000,180; Acquired — 07/21/2005 (b)(d)(e)	2,000,180
2,000,000	Santander US, 5.484%, 07/03/2006, Cost — $2,001,080; Acquired — 09/21/2005 (b)(d)(e)	2,001,080
172,528	Structured Asset Investment Loan Trust, 5.413%, 07/25/2006 (b)	172,643
488,804	Structured Asset Investment Loan Trust, 5.443%, 07/25/2006 (b)	488,957
1,600,000	Superior Wholesale Inventory Financing Trust, 5.299%, 07/17/2006 (b)	1,593,501
1,000,000	Textron Financial Floorplan Master Note, 5.296%, 07/13/2006,
	Cost — $1,001,967; Acquired — 05/26/2005 (b)(e)	1,001,967
2,000,000	World Savings Bank FSB, 5.464%, 09/20/2006 (b)	2,002,020
	Total investments purchased with cash proceeds from securities lending (cost $45,847,066)	45,847,066

SHORT-TERM INVESTMENTS — 0.5%
782,000	AIM Liquid Asset Portfolio, 4.380%	782,000
368	Bank of New York Cash Reserve, 1.550%	368
	Total short-term investments (cost $782,368)	782,368
	Total investments (cost $192,805,176) — 127.0%	215,603,502
	Liabilities in excess of other assets — (27.0%)	(45,760,403)
	Total Net Assets — 100.0%	$169,843,099

__________
(a)	Non-income producing security.
(b)	Variable Coupon Rate - the rate reported is the rate in effect as of June 30, 2006.
(c)	All or a portion of the security is out on loan.
(d)	Foreign security or a U.S. security of a foreign company.
(e)	Restricted under Rule 144A of the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

Balanced Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Balanced Portfolio returned 3.34% for the six months ended June 30, 2006. The Portfolio’s benchmark, a 60% weighting of the Russell 1000 Index and 40% weighting of the Lehman Brothers Aggregate Index, returned 2.11% for the same period.(1) The Portfolio’s previous benchmark, a 60% weighting of the S&P 500 Index and 40% weighting of the Lehman Brothers Aggregate Index, returned 1.35%.

What factors contributed to the variance between the Portfolio and its benchmark?

The equity portion of the Portfolio has outperformed its benchmark by building a portfolio of companies with stronger fundamentals than the benchmark. These fundamentals can be described in three groups: Momentum - company and stock growth; Value - cheap relative to peers; Quality - clean balance sheets. During the first quarter, the Portfolio’s overweight position in stocks with strong momentum drove the outperformance. In the second quarter, momentum struggled but was more than offset by the Portfolio’s exposure to quality, which led to excess return.

For the fixed income portion, the primary factors for the variance were duration bias and sector selection. The continuance of the Fed’s tightening cycle put upward pressure on interest rates, producing a slight flattening of the yield curve and leading the entire yield curve to rise between 65 bps and 90 bps. Since the prices of fixed income instruments move inversely to yields, the performance of the Portfolio was aided by our short duration bias. Our performance was also enhanced by the Portfolio’s above-average cash position combined with our investment in LIBOR-based floating-rate notes. Cash again proved to be king, with almost all other fixed income sectors producing negative total returns.

Which holdings most enhanced the Portfolio’s performance?

For the equity portion of the Portfolio, stock selection in Industrial, Financial and Technology sectors contributed the most. The largest individual contributors were overweight positions in telecom service provider BellSouth, steel manufacturer Nucor and MEMC Electronic Materials, a global supplier of wafers to the semiconductor industry. Performance was enhanced by fixed income holdings in GM’s financial subsidiary General Motors Acceptance Corp., construction equipment manufacturer Case Corp. and Republic of Philippines.

Allocation of Portfolio Assets
(Asset Allocation as a Percentage of Total Investments excluding Securities Lending)

Which holdings most negatively impacted the Portfolio’s performance?

Stock selection in the Utility and Consumer Discretionary sectors detracted the most. The largest individual detractors were overweight positions in semiconductor chip manufacturer Intel and energy provider Edison International and an underweight position in communications provider AT&T. Fixed income positions in Latin American wireless communications service provider American Movil and natural gas and electric utility provider Pacific Gas & Electric detracted the most from the Portfolio’s return.

What is your outlook for the rest of the year?

The Federal Reserve may continue to raise interest rates as it focuses on keeping inflation under check. Currently the forward markets are suggesting over a 50% probability that the Fed will raise rates in August and September. Rising rates and inflation lead to increasing business costs and squeeze profits, which could result in a slowing economy.

Globally, the European Union, United Kingdom and Japanese central banks should increase their interest rates and the reserve requirements for their banks. This global tightening of monetary policy should result in slowing global growth and increase risk aversion among investors, thus, favoring less risky and higher quality assets.

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. The Lehman Brothers Aggregate Index ("LBA") is an unmanaged broad-based market index that includes mortgage-backed securities. Investors cannot actually invest in an index.

On January 1, 2006, the 60% equity weighting benchmark for the Balanced Portfolio was changed to the Russell 1000 Index from the S&P 500 Index. The Russell 1000 Index is an unmanaged index believed to be representative of the U.S. stock market, including large- and medium-sized companies, which is consistent with the investment strategy of the equity portion of the Balanced Portfolio. The S&P 500 Index is an unmanaged index believed to be representative of the U.S. stock market in general.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

Given the expected slow down in earnings and GDP, we anticipate momentum to continue to work for the equity portion of the Portfolio, shifting from price momentum to earnings momentum and downward earnings. We believe quality will continue to outperform. Overall, our philosophy will not change based on shortterm trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

For the fixed income portion of the Portfolio, we expect the Fed to stop tightening in the second half of 2006 as additional economic data becomes available. Although high oil and other commodity prices will put downward pressure on growth, strong corporate earnings and continued demand from the Asian economies will support further growth in the U.S. Geopolitical risk including tensions in Israel, concerns with Iran and North Korea’s nuclear plans and continued terrorist threats, remain a risk for the capital markets. We plan to maintain our overweight positions in corporate and BBB-rated securities as the Fed stops its tightening cycle. We will structure duration bias to neutral or slightly long in anticipation of a Treasury rally when the Fed stops tightening.

Michael J. Dunlop	Chicago Equity Partners, LLC
Senior Vice President
40|86 Advisors, Inc.

Vishal Mahajan
Assistant Vice President
40|86 Advisors, Inc.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS — 74.6%

Aerospace & Defense — 1.6%
3,100	Boeing Co. (d)	$ 253,921
3,100	Honeywell International, Inc.	124,930
4,400	Northrop Grumman Corp.	281,864
		660,715
Air Freight & Logistics — 0.4%
2,500	Ryder System, Inc. (d)	146,075
Automobiles — 0.3%
2,000	Harley-Davidson, Inc. (d)	109,780
Beverages — 1.4%
4,400	The Coca-Cola Co.	189,288
700	Molson Coors Brewing Co. (d)	47,516
5,460	PepsiCo, Inc.	327,818
		564,622
Biotechnology — 1.3%
7,900	Gilead Sciences, Inc. (a)	467,364
900	Invitrogen Corp. (a)(d)	59,463
		526,827
Capital Markets — 2.0%
900	The Bear Stearns Companies, Inc.	126,072
1,800	The Goldman Sachs Group, Inc.	270,774
5,200	Merrill Lynch & Co., Inc.	361,712
1,100	Morgan Stanley	69,531
		828,089
Chemicals — 1.2%
1,600	Airgas, Inc.	59,600
2,200	The Dow Chemical Co. (d)	85,866
1,200	FMC Corp. (d)	77,268
4,400	PPG Industries, Inc.	290,400
		513,134
Commercial Banks — 5.1%
21,100	Bank of America Corp.	1,014,910
2,500	BB&T Corp. (d)	103,975
3,700	KeyCorp.	132,016
2,500	PNC Financial Services Group	175,425
12,300	Wachovia Corp. (d)	665,184
		2,091,510
Commercial Services & Supplies — 0.5%
3,600	Robert Half International, Inc. (d)	151,200
1,400	West Corp. (a)	67,074
		218,274

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Communications Equipment — 1.9%
20,470	Cisco Systems, Inc. (a)	$ 399,779
3,000	Harris Corp. (d)	124,530
9,700	Motorola, Inc.	195,455
3,500	Tellabs, Inc. (a)	46,585
		766,349
Computers & Peripherals — 2.4%
17,488	Hewlett-Packard Co.	554,020
4,000	International Business Machines Corp. (d)	307,280
7,100	Western Digital Corp. (a)(d)	140,651
		1,001,951
Construction Materials — 0.4%
3,400	Florida Rock Industries, Inc. (d)	168,878
Distributors — 0.1%
1,100	Genuine Parts Co.	45,826
Diversified Financial Services — 3.9%
8,800	CIT Group, Inc.	460,152
6,832	Citigroup, Inc.	329,576
14,040	J.P. Morgan Chase & Co.	589,680
4,100	Principal Financial Group, Inc. (d)	228,165
		1,607,573
Diversified Telecommunication Services — 2.2%
19,900	BellSouth Corp.	720,380
433	Embarq Corp. (a)(d)	17,749
8,672	Sprint Corp. (d)	173,353
		911,482
Electric Utilities — 1.9%
9,500	Edison International (d)	370,500
10,500	PG&E Corp. (d)	412,440
		782,940
Electrical Equipment — 1.6%
4,800	Emerson Electric Co.	402,288
3,300	Rockwell Automation, Inc.	237,633
		639,921
Electronic Equipment & Instruments — 0.5%
1,700	Arrow Electronics, Inc. (a)	54,740
5,000	Ingram Micro, Inc. (a)	90,650
11,800	Sanmina-SCI Corporation (a)	54,280
		199,670
Energy Equipment & Services — 0.6%
6,600	Patterson-UTI Energy, Inc.	186,846
1,300	Unit Corp. (a)	73,957
		260,803

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Food & Staples Retailing — 0.6%
3,800	CVS Corp.	$ 116,660
4,400	SUPERVALU, Inc. (d)	135,080
		251,740
Food Products — 0.9%
7,500	Archer Daniels Midland Co.	309,600
2,800	Pilgrim's Pride Corp. (d)	72,240
		381,840
Health Care Equipment & Supplies — 1.0%
3,100	Becton, Dickinson & Co.	189,503
2,200	C.R. Bard, Inc. (d)	161,172
1,700	Kinetic Concepts, Inc. (a)	75,055
		425,730
Health Care Providers & Services — 2.2%
3,600	AmerisourceBergen Corp. (d)	150,912
2,100	Cigna Corp.	206,871
4,300	Humana, Inc. (a)	230,910
2,000	Lincare Holdings, Inc. (a)(d)	75,680
1	Medco Health Solutions, Inc. (a)	57
3,500	Wellpoint, Inc. (a)	254,695
		919,125
Hotels, Restaurants & Leisure — 1.2%
5,700	Darden Restaurants, Inc.	224,580
3,800	McDonald's Corp.	127,680
3,900	Starbucks Corp. (a)(d)	147,264
		499,524
Household Durables — 0.6%
3,200	Newell Rubbermaid, Inc. (d)	82,656
1,900	Whirlpool Corp. (d)	157,035
		239,691
Household Products — 1.6%
3,000	Colgate-Palmolive Co.	179,700
8,265	Procter & Gamble Co.	459,534
		639,234
Independent Power Producers & Energy Traders — 1.0%
6,800	TXU Corp. (d)	406,572
Industrial Conglomerates — 1.1%
1,500	3M Co.	121,155
3,800	Textron, Inc.	350,284
		471,439
Information Retrieval Services — 0.1%
700	Nutri System, Inc. (a)	43,491

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Insurance — 2.9%
1,000	The Allstate Corp.	$ 54,730
5,400	Genworth Financial, Inc.	188,136
2,800	Lincoln National Corp. (d)	158,032
5,600	Metlife, Inc.	286,776
2,200	Prudential Financial, Inc.	170,940
7,100	The St. Paul Travelers Companies, Inc.	316,518
		1,175,132
Internet Software & Services — 0.6%
550	Google, Inc. (a)(d)	230,632
IT Services — 1.4%
1,300	CheckFree Corp. (a)(d)	64,428
2,900	Computer Sciences Corp. (a)	140,476
1,100	Global Payments, Inc.	53,405
8,000	Paychex, Inc. (d)	311,840
		570,149
Life Science Tools & Services — 0.2%
2,100	Applera Corp. - Applied Biosystems Group	67,935
Machinery — 1.2%
2,100	Cummins, Inc. (d)	256,725
3,850	Joy Global, Inc. (d)	200,547
1,200	Oshkosh Truck Corp.	57,024
		514,296
Media — 2.9%
7,400	CBS Corp. — Class B	200,170
3,550	The McGraw-Hill Companies, Inc.	178,317
25,630	Time Warner, Inc. (d)	443,399
1,700	Viacom Inc. — Class B (a)	60,928
9,900	The Walt Disney Co.	297,000
		1,179,814
Metals & Mining — 1.0%
4,000	Nucor Corp. (d)	217,000
1,500	Phelps Dodge Corp.	123,240
700	Southern Copper Corp. (d)	62,391
		402,631
Multiline Retail — 1.6%
2,400	Dillard's Inc. (d)	76,440
5,000	J.C. Penney Co., Inc (d)	337,550
4,100	Kohl's Corp. (a)(d)	242,392
		656,382

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Oil, Gas & Consumable Fuels — 6.0%
6,000	ConocoPhillips	$ 393,180
2,900	Devon Energy Corp.	175,189
11,040	Exxon Mobil Corp.	677,304
1,800	Hess Corp. (d)	95,130
4,400	Marathon Oil Corp.	366,520
2,300	Occidental Petroleum Corp. (d)	235,865
7,600	Valero Energy Corp.	505,552
		2,448,740
Paper & Forest Products — 0.3%
5,800	Louisiana-Pacific Corp. (d)	127,020
Pharmaceutical Preparations — 0.2%
2,100	Endo Pharmaceuticals Holdings, Inc. (a)	69,258
Pharmaceuticals — 4.3%
12,180	Johnson & Johnson	729,825
7,200	King Pharmaceuticals, Inc. (a)	122,400
10,500	Merck & Co., Inc.	382,515
17,440	Pfizer, Inc.	409,317
5,400	Watson Pharmaceuticals, Inc. (a)(d)	125,712
		1,769,769
Real Estate — 1.4%
1,600	AvalonBay Communities, Inc. (d)	176,992
1,300	CBL & Associates Properties, Inc. (d)	50,609
3,900	Kimco Realty Corp.	142,311
1,800	New Century Financial Corp. (d)	82,350
2,700	ProLogis	140,724
		592,986
Road & Rail — 1.1%
3,200	CSX Corp.	225,408
1,100	Norfolk Southern Corp.	58,542
3,600	YRC Worldwide, Inc. (a)	151,596
		435,546
Semiconductor & Semiconductor Equipment — 2.2%
6,500	Freescale Semiconductor, Inc. — Class A (a)	188,500
11,980	Intel Corp.	227,021
4,000	MEMC Electronic Materials, Inc. (a)	150,000
3,400	National Semiconductor Corp.	81,090
2,100	NVIDIA Corp. (a)	44,709
6,400	Texas Instruments, Inc.	193,856
		885,176
Software — 2.5%
5,500	Citrix Systems, Inc. (a)	220,770
2,500	McAfee, Inc. (a)	60,675
28,040	Microsoft Corp.	653,332
7,000	Oracle Corp. (a)	101,430
		1,036,207

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Specialty Retail — 1.9%
2,300	Abercrombie & Fitch Co. — Class A	$ 127,489
4,300	American Eagle Outfitters, Inc. (d)	146,372
3,900	AnnTaylor Stores Corp. (a)	169,182
3,990	Home Depot, Inc.	142,802
5,500	Office Depot, Inc. (a)	209,000
		794,845
Textiles, Apparel & Luxury Goods — 0.4%
4,900	Coach, Inc. (a)	146,510
Thrifts & Mortgage Finance — 1.1%
2,400	Countrywide Financial Corp.	91,392
1,500	IndyMac Bancorp, Inc. (d)	68,775
1,400	MGIC Investment Corp.	91,000
1,600	Radian Group, Inc. (d)	98,848
2,145	Washington Mutual, Inc. (d)	97,769
		447,784
Tobacco — 1.2%
5,210	Altria Group, Inc.	382,570
1,100	Reynolds American, Inc. (d)	126,830
		509,400
Trading Companies & Distributors — 0.4%
2,300	W.W. Grainger, Inc. (d)	173,029
Wireless Telecommunication Services — 0.2%
1,800	NII Holdings, Inc. (a)(d)	101,484
	Total common stocks (cost $26,697,943)	30,657,530

PREFERRED STOCKS — 0.4%
Media — 0.4%
145	Centaur Funding Corp., 9.080%, 04/21/2020, Cost — $171,062; Acquired — 07/22/2003 (b)	170,330
	Total preferred stocks (cost $171,062).	170,330

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
$ 130,000	Credit Suisse Mortgage Capital Certificate, Series 2006 — OMA, 5.538%, 05/15/2023,
	Cost $130,632; Acquired — 01/27/2006 (b)	122,788
	Total collateralized mortgage obligations (cost $130,632)	122,788

CONVERTIBLE BONDS — 0.1%
Energy Equipment & Services — 0.1%
25,000	Halliburton Co., 3.125%, 07/15/2023	50,250
	Total convertible bonds (cost $50,245)	50,250

CORPORATE BONDS — 15.7%
Beverages — 0.2%
70,000	Miller Brewing Co., 5.500%, 08/15/2013, Cost — $71,852; Acquired — 07/13/2005 (b)	67,261
Business Services — 0.2%
70,000	Oracle Corp., 5.000%, 01/15/2011	67,623

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Chemicals — 0.8%
$ 50,000	Lubrizol Corp., 5.500%, 10/01/2014	$ 47,255
80,000	Lyondell Chemical Co., 9.625%, 05/01/2007	81,600
190,000	Terra Capital, Inc., 12.875%, 10/15/2008	216,125
		344,980
Commercial Banks — 0.6%
70,000	ICICI Bank Ltd. Singapore , 5.750%, 11/16/2010, Cost — $69,827; Acquired — 02/28/2006 (b)(e)	67,873
35,000	Oversea-Chinese Banking Corp. Ltd., 7.750%, 09/06/2011, Cost — $38,822 Acquired — 11/08/2005 (b)(e)	37,634
85,000	PNC Funding Corp., 7.500%, 11/01/2009	89,557
40,000	Union Planters Bank NA, 6.500%, 03/15/2018	40,501
		235,565
Commercial Services & Supplies — 0.5%
125,000	Cendant Corp., 7.375%, 01/15/2013	136,943
80,000	Corrections Corporation of America, 6.250%, 03/15/2013 (d)	75,600
		212,543
Construction & Engineering — 0.2%
55,000	Blount, Inc., 8.875%, 08/01/2012 (d)	55,000
50,000	William Lyon Homes, Inc., 7.625%, 12/15/2012 (d)	41,750
		96,750
Consumer Finance — 0.2%
70,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	69,692
Containers & Packaging — 0.7%
275,000	Owens-Brockway Glass Container, 8.875%, 02/15/2009 (d)	284,625
Diversified Financial Services — 1.1%
80,000	American General Finance Corp., 4.875%, 07/15/2012	75,782
70,000	Erac USA Finance Co., 6.750%, 05/15/2007, Cost — $70,879; Acquired — 02/16/2006 (b)	70,276
200,000	Household Finance Corp., 4.125%, 11/16/2009	190,500
100,000	Hutchison Whampoa Finance CI Ltd., 7.450%, 08/01/2017,
	Cost — $113,553; Acquired — 12/19/2005 (b)(e)	107,335
		443,893
Diversified Telecommunication Services — 0.6%
65,000	Intelsat Subsidiary Holding Co. Ltd., 8.625%, 01/15/2015 (e)	65,488
25,000	Sprint Capital Corp., 8.375%, 03/15/2012	27,654
65,000	Sprint Capital Corp., 8.750%, 03/15/2032	78,607
54,000	TELUS Corp., 8.000%, 06/01/2011 (e)	58,536
		230,285
Electric Utilities — 0.5%
195,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	184,641
Electronic Equipment & Instruments — 0.1%
35,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	34,740
Health Care Equipment & Supplies — 0.6%
270,000	Hillenbrand Industries, Inc., 4.500%, 06/15/2009	261,112

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Health Care Providers & Services — 0.3%
$ 55,000	Davita, Inc., 6.625%, 03/15/2013 (d)	$ 52,525
35,000	Laboratory Corporation of America Holdings, 5.625%, 12/15/2015	33,540
35,000	Quest Diagnostics, Inc., 5.450%, 11/01/2015	33,243
		119,308
Hotels, Restaurants & Leisure — 1.2%
75,000	Carnival Corp., 6.150%, 04/15/2008 (e)	75,371
155,000	Hyatt Equities LLC, 6.875%, 06/15/2007, Cost — $154,920; Acquired — 06/12/2002 (b)	155,956
70,000	MGM Mirage, 6.875%, 04/01/2016, Cost — $70,000; Acquired — 03/22/2006 (b)	65,712
150,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	157,313
40,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (d)	37,900
		492,252
Household Durables — 0.9%
175,000	KB Home, 5.750%, 02/01/2014	154,740
240,000	NVR, Inc., 5.000%, 06/15/2010 (d)	228,720
		383,460
Insurance — 0.4%
130,000	Arch Capital Group Ltd., 7.350%, 05/01/2034 (e)	129,919
35,000	The St. Paul Travelers Companies, Inc., 5.500%, 12/01/2015	33,118
		163,037
Machinery — 0.1%
55,000	Case Corp., 7.250%, 01/15/2016	52,250
Media — 1.1%
40,000	British Sky Broadcasting PLC, 8.200%, 07/15/2009 (e)	42,507
155,000	Charter Communications, Inc., 8.000%, 04/30/2012, Cost — $155,151;
	Acquired — 04/21/2004 (b)(d)	155,000
61,000	DirecTV Holdings LLC, 8.375%, 03/15/2013	64,203
100,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	94,250
125,000	News America, Inc., 6.200%, 12/15/2034	113,794
		469,754
Multiline Retail — 0.2%
75,000	J.C. Penney Co., Inc., 8.000%, 03/01/2010	79,968
Multi-Utilities — 0.2%
70,000	Sempra Energy, 6.000%, 02/01/2013 (d)	69,756
Oil, Gas & Consumable Fuels — 1.4%
175,000	Anadarko Finance Co., 7.500%, 05/01/2031 (e)	188,570
100,000	Chesapeake Energy Corp., 6.250%, 01/15/2018	91,750
70,000	Enterprise Products Operating LP, 5.600%, 10/15/2014	66,373
62,510	Ras Laffan Liquefied Natural Gas Co., Ltd., 3.437%, 09/15/2009, Cost — $61,822;
	Acquired — 07/02/2004 (b)(e)	60,053
110,000	Southern Natural Gas Co., 8.875%, 03/15/2010	116,738
65,000	XTO Energy, Inc., 6.100%, 04/01/2036 (d)	59,025
		582,509

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Paper & Forest Products — 0.1%
$ 50,000	Boise Cascade LLC, 7.125%, 10/15/2014	$ 44,500
Real Estate — 2.1%
150,000	Chelsea Property Group, 7.250%, 10/21/2007	151,913
80,000	Health Care REIT, Inc., 7.500%, 08/15/2007	80,624
215,000	Hospitality Properties Trust, 6.750%, 02/15/2013	220,314
55,000	iStar Financial, Inc., 8.750%, 08/15/2008	57,929
40,000	iStar Financial, Inc., 5.150%, 03/01/2012	38,078
35,000	New Plan Excel Realty Trust, Inc., 5.125%, 09/15/2012	33,189
200,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	212,500
70,000	Spieker Properties LP, 7.125%, 07/01/2009	72,881
		867,428
Wireless Telecommunication Services — 1.4%
65,000	America Movil SA de CV, 6.375%, 03/01/2035 (e)	56,824
155,000	Cingular Wireless Services, Inc., 8.750%, 03/01/2031	190,573
270,000	Nextel Communications, Inc., 6.875%, 10/31/2013	271,881
60,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (e)	60,900
		580,178
	Total corporate bonds (cost $6,561,619)	6,438,110

FOREIGN GOVERNMENT NOTES/BONDS — 0.6%
155,000	Export-Import Bank Of Korea, 4.500%, 08/12/2009 (e)	148,955
40,000	Ministry Finance Russia, 3.000%, 05/14/2011 (e)	34,600
70,000	Republic of Philippines, 7.750%, 01/14/2031 (d)(e)	69,650
	Total foreign government notes/bonds (cost $258,729)	253,205

MORTGAGE -BACKED SECURITIES — 0.4%
37,424	First Union National Bank Commercial Mortgage, Series 1999 - C4, 7.184%, 12/15/2031	37,609
131,789	Residential Funding Mortgage Securities I, Series 2005-S7, 5.500%, 11/25/2035	129,113
	Total mortgage-backed securities (cost $167,953)	166,722

MUNICIPAL BONDS — 2.9%
30,000	Baltimore Maryland General Obligation Unlimited, 7.250%, 10/15/2010	31,175
140,000	California County Tobacco Securitization Agency, 7.500%, 06/01/2019	141,001
135,503	Louisiana Tobacco Settlement Financing Corp., 6.360%, 05/15/2025	135,075
165,000	Mansfield Texas General Obligation Limited, 5.410%, 02/15/2019	156,324
330,000	Oakland County Michigan Building Authority, 5.250%, 06/01/2021	305,211
125,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	124,393
80,000	Santa Rosa California Redevelopment Agency Tax Allocation, 5.500%, 08/01/2020	74,861
131,165	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	130,677
95,000	South El Monte California Tax Allocation Note, 4.950%, 08/01/2014	88,458
	Total municipal bonds (cost $1,210,777)	1,187,175

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

U.S. TREASURY OBLIGATIONS — 4.2%
$ 330,000	U.S. Treasury Bond, 5.375%, 02/15/2031 (d)	$ 335,801
40,000	U.S. Treasury Note, 4.500%, 02/28/2011 (d)	39,016
275,000	U.S. Treasury Note, 4.750%, 03/31/2011 (d)	270,950
36,924	U.S. Treasury Inflation Index Bond, 1.625%, 01/15/2015	34,433
710,000	U.S. Treasury Note, 4.250%, 08/15/2015 (d)	664,544
420,000	U.S. Treasury Note, 4.500%, 11/15/2015 (d)	400,182
	Total U.S. treasury obligations (cost $1,788,869).	1,744,926

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING — 27.3%
6,481,444	Bank of New York Institutional Cash Reserve Fund, 5.298% (c)	6,481,444
500,000	Berkshire Hathaway Finance, 5.230%, 08/16/2006 (c)	500,620
499,361	Capital Auto Receivables Asset Trust, 5.259%, 07/17/2006 (c)	499,431
224,664	Credit-Based Asset Servicing and Securities, 5.383%, 07/25/06 (c)	224,644
145,461	First Franklin Mortgage Loan, 5.423%, 07/25/2006 (c)	145,473
188,915	Granite Master Issuer PLC, 5.307%, 07/20/2006 (c)(e)	188,915
400,000	JP Morgan Chase & Co., 5.385%, 07/26/2006 (c)	400,000
95,157	Morgan Stanley ABS Capital, 5.413%, 07/25/2006 (c)	95,149
400,000	Permanent Financing PLC, 5.390%, 09/11/2006 (c)(e)	400,501
500,000	Royal Bank of Scotland PLC, 5.125%, 07/21/2006, Cost — $500,045; Acquired — 07/21/2005 (b)(c)(e)	500,045
432,492	Specialty Underwriting and Residential Finance Trust, 5.403%, 07/25/2006 (c)	432,559
34,506	Structured Asset Investment Loan Trust, 5.413%, 07/25/2006 (c)	34,528
425,000	Superior Wholesale Inventory Financing Trust, 5.299%, 07/17/2006 (c)	423,274
500,000	Textron Financial Floorplan Master Note, 5.296%, 07/13/2006,
	Cost — $500,983; Acquired — 05/26/2005 (b)(c)	500,983
400,000	World Savings Bank FSB, 5.464%, 09/20/2006 (c)	400,404
	Total investments purchased with cash proceeds from securities lending (cost $11,227,970)	11,227,970

SHORT-TERM INVESTMENTS — 0.7%
296,000	AIM Liquid Asset Portfolio, 4.570%	296,000
789	Bank of New York Cash Reserve, 1.550%	789
	Total short-term investments (cost $296,789)	296,789

	Total investments (cost $48,562,588) — 127.2%	52,315,795
	Liabilities in excess of other assets — (27.2%)	(11,177,094)
	Total Net Assets — 100.0%	$ 41,138,701

__________
(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Variable Coupon Rate - The rate reported is the rate in effect as of June 30, 2006.
(d)	All or a portion of the security is out on loan.
(e)	Foreign security or a U.S. security of a foreign company.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

High Yield Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust High Yield Portfolio returned 0.80% for the six months ended June 30, 2006. The Portfolio’s benchmark, the Merrill Lynch High Yield Master II Index, returned 3.07% for the same period.(1)

What factors contributed to the variance between the Portfolio and its benchmark?

The high yield market has outperformed expectations. As investors searched for higher yields, lower quality issues outperformed those of higher quality. The Portfolio was negatively affected by maintaining overweight positions in higher quality securities within the high yield market.

Tobacco, auto/auto parts and metals/mining sectors provided positive returns. The Portfolio’s return was positively impacted by sector weights and security selections in the paper/forest products, healthcare and telecommunications sectors. The Portfolio’s return was negatively impacted by sector weights and security selections in the auto/auto parts, cable/media and gaming sectors.

Liquidation and Closing of the High Yield Portfolio

As previously communicated to insurance contract owners, on June 7, 2006, the Board of Trustees of the 40|86 Series Trust (the "Trust") approved a plan to liquidate and terminate the High Yield Portfolio (the "Liquidation"). The Liquidation of the High Yield Portfolio is expected to occur on or about August 31, 2006 (the "Liquidation Date"). On the Liquidation Date, the High Yield Portfolio will distribute its assets to shareholders by redeeming their shares for cash, and will thereafter wind up its operations and terminate its existence.

In anticipation of the Liquidation of the High Yield Portfolio, the Board of Trustees approved the suspension of sales of shares of the High Yield Portfolio to insurance company separate accounts used to support variable annuity contracts and variable life insurance contracts that offer the High Yield Portfolio as an investment. As of June 16, 2006, the Trust no longer offered or sold shares of the High Yield Portfolio to contract owners of such separate accounts who were not already invested in the High Yield Portfolio. As of June 30, 2006, the Trust no longer offered or sold shares of the High Yield Portfolio to any such separate account or other investors. Until the Liquidation Date, however, dividends and distributions, if any, will continue to be reinvested in shares of the High Yield Portfolio.

Allocation of Portfolio Assets (Asset Allocation as a Percentage of Total Investments)

The Trust expects that many shareholders may decide to redeem their shares in the High Yield Portfolio prior to the Liquidation. As a result, it is possible that the total assets of the High Yield Portfolio may reach a level at which it can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. In the event that such an asset level is reached, the High Yield Portfolio may invest its assets in cash and in U.S. dollardenominated high-quality money market instruments and other short-term securities, including money market funds.

Questions regarding the Liquidation may be directed to the Jefferson National Life Insurance Company Customer Service Center at 866-667-0561.

Amy Gibson, CFA	Richard Matas
Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

(1)
The inception date of this portfolio was June 13, 2000. Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Merrill Lynch High Yield ("MLHY") Master II Index is an unmanaged market capitalization weighted index of all domestic and Yankee high yield bonds. Investors cannot actually invest in an index.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS — 0.3%

Chemicals — 0.3%
842	Huntsman Corp. (a)	$ 14,583
	Total common stocks (cost $5,972)	14,583
CORPORATE BONDS — 97.1%

Aerospace & Defense — 4.0%
$ 75,000	Alliant Techsystems, Inc., 6.750%, 04/01/2016	72,375
70,000	DRS Technologies, Inc., 6.875%, 11/01/2013	67,725
45,000	Hexcel Corp., 6.750%, 02/01/2015	42,300
		182,400
Auto Components — 3.4%
45,000	Tenneco Automotive, Inc., 8.625%, 11/15/2014	45,113
45,000	TRW Automotive Acquisition, 9.375%, 02/15/2013	48,037
60,000	United Components, Inc., 9.375%, 06/15/2013	59,400
		152,550
Building Products — 1.2%
55,000	FastenTech, Inc., 11.500%, 05/01/2011	56,375
Chemicals — 2.3%
45,000	Nalco Co., 8.875%, 11/15/2013	45,562
53,000	Rockwood Specialties Group, Inc. 10.625%, 05/15/2011	56,909
		102,471
Commercial Services & Supplies — 2.7%
50,000	Allied Waste North America, Inc., 5.750%, 02/15/2011	46,875
80,000	Corrections Corporation of America, 6.250%, 03/15/2013	75,600
		122,475
Communications Equipment — 1.0%
45,000	Superior Essex Communications, 9.000%, 04/15/2012	45,900
Construction & Engineering — 1.3%
60,000	Blount, Inc., 8.875%, 08/01/2012	60,000
Construction Materials — 1.3%
60,000	U.S. Concrete, Inc., 8.375%, 04/01/2014	60,900
Consumer Finance — 1.1%
50,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	49,780
Containers & Packaging — 3.0%
50,000	Ball Corp., 6.625%, 03/15/2018	46,750
50,000	Owens-Brockway, 8.250%, 05/15/2013	50,375
45,000	Park-Ohio Industries, 8.375%, 11/15/2014	39,825
		136,950
Diversified Telecommunication Services — 2.1%
45,000	Intelsat Subsidiary Holding Co., 9.614%, 01/15/2012 (c)	45,675
50,000	L-3 Communications Corp., 6.375%, 10/15/2015	48,000
		93,675

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Electronic Equipment & Instruments — 1.1%
$ 50,000	Sanmina-SCI Corp., 8.125%, 03/01/2016	$ 49,000
Food Products — 2.0%
100,000	Del Monte Corp., 6.750%, 02/15/2015	93,250
Health Care Equipment & Supplies — 2.4%
105,000	Universal Hospital Services, Inc., 10.125%, 11/01/2011	109,725
Health Care Providers & Services — 3.0%
75,000	Alderwoods Group, Inc., 7.750%, 09/15/2012	79,500
60,000	Davita, Inc., 7.250%, 03/15/2015	57,900
		137,400
Hotels, Restaurants & Leisure — 12.9%
50,000	Boyd Gaming Corp., 7.125%, 02/01/2016	48,562
30,000	Host Marriott LP, 7.125%, 11/01/2013	30,037
90,000	Host Marriott LP, 6.375%, 03/15/2015	85,050
100,000	MGM Mirage, 6.625%, 07/15/2015	93,750
80,000	Pinnacle Entertainment, Inc., 8.250%, 03/15/2012	80,600
85,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	89,144
95,000	Vail Resorts, Inc., 6.750%, 02/15/2014	90,725
75,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014	71,063
		588,931
Household Durables — 1.5%
75,000	Beazer Homes USA, Inc., 6.875%, 07/15/2015	68,625
Household Products — 1.9%
95,000	Church & Dwight, Inc., 6.000%, 12/15/2012	88,350
Leisure Equipment & Products — 0.9%
40,000	Riddell Bell Holdings, Inc., 8.375%, 10/01/2012	39,600
Machinery — 3.4%
100,000	Case Corp., 7.250%, 01/15/2016	95,000
60,000	Terex Corp., 7.375%, 01/15/2014	60,000
		155,000
Media — 13.9%
105,000	Charter Communications, 8.375%, 04/30/2014, Cost — $106,575; Acquired — 11/05/2004 (b)	105,656
50,000	CSC Holdings, Inc., 7.000%, 04/15/2012, Cost — $49,340; Acquired — 03/23/2006 (b)	48,500
50,000	DirecTV Holdings LLC, 6.375%, 06/15/2015	46,375
105,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	98,963
50,000	LIN Television Corp., 6.500%, 05/15/2013	45,875
90,000	R.H. Donnelley Corp., 6.875%, 01/15/2013	83,250
85,000	Sinclair Broadcast Group, Inc., 8.000%, 03/15/2012	86,700
45,000	Sun Media Corp., 7.625%, 02/15/2013 (c)	45,506
75,000	Warner Music Group, 7.375%, 04/15/2014	73,125
		633,950
Metals & Mining — 1.8%
85,000	Novelis, Inc., 8.000%, 02/15/2015, Cost — $85,150; Acquired — 01/28/2005 & 06/02/2005 (b)(c)	82,025

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Multiline Retail — 1.2%
$ 50,000	Neiman Marcus Group, Inc., 10.375%, 10/15/2015, Cost — $52,691; Acquired — 03/10/2006 (b)	$ 53,375
Multi-Utilities — 1.1%
50,000	NRG Energy, Inc., 7.250%, 02/01/2014	48,875
Oil, Gas & Consumable Fuels — 9.0%
100,000	Chesapeake Energy Corp., 6.250%, 01/15/2018	91,750
50,000	Dynegy Holdings, Inc., 8.375%, 05/01/2016, Cost — $50,000; Acquired — 03/29/2006 (b)	49,500
66,749	Midwest Generation LLC, 8.560%, 01/02/2016	70,128
50,000	Mirant North America LLC, 7.375%, 12/31/2013, Cost — $50,875; Acquired — 02/09/2006 (b)	48,500
100,000	Pacific Energy Partners LP, 7.125%, 06/15/2014	101,500
50,000	Targa Resources, Inc., 8.500%, 11/01/2013, Cost — $52,419; Acquired — 02/10/2006 (b)	48,500
		409,878
Paper & Forest Products — 2.7%
75,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	68,250
55,000	Graphic Packaging International Corp., 9.500%, 08/15/2013	54,725
		122,975
Personal Products — 3.1%
65,000	Del Laboratories, Inc., 8.000%, 02/01/2012	54,356
40,000	Elizabeth Arden, Inc., 7.750%, 01/15/2014	39,500
50,000	NBTY, Inc., 7.125%, 10/01/2015	47,250
		141,106
Pharmaceuticals — 1.1%
50,000	Mylan Labs, Inc., 6.375%, 08/15/2015	48,000
Real Estate — 2.0%
85,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	90,313
Road & Rail — 4.0%
75,000	Hertz Corp., 8.875%, 01/01/2014, Cost — $75,750; Acquired — 12/15/2005 & 01/12/2006 (b)	77,250
100,000	TFM SA de CV, 9.375%, 05/01/2012 (c)	107,000
		184,250
Textiles, Apparel & Luxury Goods — 1.7%
75,000	Brown Shoe, Inc., 8.750%, 05/01/2012	77,437
Tobacco — 0.8%
40,000	Alliance One International, Inc., 11.000%, 05/15/2012	38,200
Wireless Telecommunication Services — 2.2%
50,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (c)	50,750
50,000	Rural Cellular Corp., 8.250%, 03/15/2012	51,563
		102,313
	Total corporate bonds (cost $4,586,042)	4,426,054
	Total investments (cost $4,592,014) — 97.4%	4,440,637
	Other assets in excess of liabilities — 2.6%	116,231
	Total Net Assets — 100.0%	$ 4,556,868

__________
(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Foreign security or U.S. security of a foreign company.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

Fixed Income Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Fixed Income Portfolio declined 0.79% for the six months ended June 30, 2006. The Portfolio’s benchmark, the Lehman Brothers Aggregate Index, declined 0.72% for the same period. (1)

What factors contributed to the variance between the Portfolio and its benchmark?

The primary factors for the variance were duration bias and sector selection. The continuance of the Fed’s tightening cycle put upward pressure on interest rates, producing a slight flattening of the yield curve and leading the entire yield curve to rise between 65 bps and 90 bps. Since the prices of fixed income instruments move inversely to yields, the performance of the Portfolio was aided by our short duration bias. Our performance was also enhanced by the Portfolio’s above-average cash position combined with our investment in LIBOR-based floating-rate notes. Cash again proved to be king, with almost all other fixed income sectors producing negative total returns.

All spread sectors outperformed Treasury bonds. Our overweight positions in Commercial Mortgage-backed Securities, Collateralized Mortgage Obligation Securities, Agencies and Municipal bonds helped the performance of the Portfolio. Being overweight in the corporate sector also helped the Portfolio’s performance. Additionally, the 13.0% allocation to high yield securities proved beneficial since high yield securities outperformed similar duration Treasury bonds for the year. The Portfolio’s benchmark is comprised completely of investment grade securities.

Which holdings most enhanced the Portfolio’s performance?

The Portfolio’s performance was enhanced by holdings in GM’s financial subsidiary General Motors Acceptance Corp., construction equipment manufacturer Case Corp. and Republic of Philippines.

Which holdings most negatively impacted the Portfolio’s performance?

Positions in Latin American wireless communications service provider American Movil and natural gas and electric utility provider Pacific Gas & Electric detracted the most from the Portfolio’s return.

Allocation of Portfolio Assets (Asset Allocation as a Percentage of Total Investments excluding Securities Lending)

What is your outlook for the rest of the year?

We expect the Fed to stop tightening interest rates in the second half of 2006 as additional economic data becomes available. Although high oil and other commodity prices will put downward pressure on growth, strong corporate earnings and continued demand from the Asian economies will support further growth in the U.S. Geopolitical risk including tensions in Israel, concerns with Iran and North Korea’s nuclear plans and continued terrorist threats, remain a risk for the capital markets. We plan to maintain our overweight positions in corporate and BBB-rated securities as the Fed stops its tightening cycle. We will structure duration bias to neutral or slightly long in anticipation of a Treasury rally when the Fed stops tightening.

Michael J. Dunlop	Vishal Mahajan
Senior Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Aggregate Index ("LBA") is an unmanaged broad-based market index that includes mortgagebacked securities. Investors cannot actually invest in an index.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

PREFERRED STOCKS — 0.7%

Media — 0.7%
	130 Centaur Funding Corp., Cost — $153,366; Acquired — 07/22/2003 (b)	$ 152,709
	Total preferred stocks (cost $153,366)	152,709

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
$ 250,000	Credit Suisse Mortgage Capital Certificate, Series 2006-OMA, 5.538%, 05/15/2023,
	Cost — $251,215; Acquired — 01/27/2006 (b)	236,130
	Total collateralized mortgage obligations (cost $251,215)	236,130

CONVERTIBLE BONDS — 0.5%

Energy Equipment & Services — 0.5%
50,000	Halliburton Co., 3.125%, 07/15/2023	100,500
	Total convertible bonds (cost $100,490)	100,500

CORPORATE BONDS — 51.3%

Beverages — 0.6%
135,000	Miller Brewing Co., 5.500%, 08/15/2013, Cost — $138,572; Acquired — 07/13/2005 (b)	129,717

Capital Markets — 0.3%
65,000	Lehman Brothers Holdings, Inc., 3.600%, 03/13/2009	61,681

Chemicals — 1.3%
100,000	Lubrizol Corp., 5.500%, 10/01/2014	94,511
75,000	Lyondell Chemical Co., 9.625%, 05/01/2007	76,500
80,000	Terra Capital, Inc., 12.875%, 10/15/2008	91,000
		262,011

Commercial Banks — 3.4%
145,000	Huntington National Bank, 3.125%, 05/15/2008	138,485
135,000	ICICI Bank Ltd. Singapore, 5.750%, 11/16/2010, Cost — $134,666; Acquired — 02/28/2006 (a)(b)(d)	130,898
70,000	Oversea-Chinese Banking Corporation Ltd., 7.750%, 09/06/2011,
	Cost — $77,643; Acquired — 11/08/2005 (a)(b)	75,268
165,000	PNC Funding Corp., 7.500%, 11/01/2009	173,845
185,000	Union Planters Bank NA, 6.500%, 03/15/2018	187,317
		705,813

Commercial Services & Supplies — 1.2%
75,000	Cendant Corp., 7.375%, 01/15/2013	82,166
170,000	Corrections Corporation of America, 6.250%, 03/15/2013 (d)	160,650
		242,816

Computers & Peripherals — 0.4%
70,000	NCR Corp., 7.125%, 06/15/2009	71,505

Construction & Engineering — 1.0%
115,000	Blount, Inc., 8.875%, 08/01/2012 (d)	115,000
105,000	William Lyon Homes, Inc., 7.625%, 12/15/2012 (d)	87,675
		202,675

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Consumer Finance — 1.1%
$ 230,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	$ 228,988
Containers & Packaging — 0.5%
100,000	Owens-Brockway Glass Container, 8.875%, 02/15/2009 (d)	103,500
Diversified Financial Services — 3.5%
150,000	American General Finance Corp., 4.875%, 07/15/2012	142,092
50,000	Bunge Ltd Finance Corp., 4.375%, 12/15/2008	48,261
135,000	Erac USA Finance Co., 6.750%, 05/15/2007, Cost — $136,695; Acquired — 02/16/2006 (b)	135,531
185,000	HSBC Finance Corp., 4.125%, 11/16/2009	176,213
135,000	Hutchison Whampoa Finance CI Ltd., 7.450%, 08/01/2017, Cost — $153,297;
	Acquired — 12/19/2005 (a)(b)	144,903
75,000	Residential Capital Corp., 6.500%, 04/17/2013	73,700
		720,700
Diversified Telecommunication Services — 2.7%
135,000	Intelsat Subsidiary Holding Co., 8.625%, 01/15/2015 (a)	136,012
50,000	Sprint Capital Corp., 8.375%, 03/15/2012	55,308
130,000	Sprint Capital Corp., 8.750%, 03/15/2032	157,214
75,000	Tele Communications, Inc., 9.800%, 02/01/2012	86,615
105,000	TELUS Corp., 8.000%, 06/01/2011 (a)	113,820
		548,969
Electric Utilities — 2.1%
135,000	Cilcorp, Inc., 8.700%, 10/15/2009	145,647
155,000	Nisource Finance Corp., 7.875%, 11/15/2010	165,976
130,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	123,094
		434,717
Electronic Equipment & Instruments — 0.4%
80,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	79,406
Food Products — 0.7%
125,000	Corn Products International, Inc., 8.450%, 08/15/2009	133,473
Health Care Providers & Services — 2.9%
100,000	Davita, Inc., 6.625%, 03/15/2013 (d)	95,500
70,000	Laboratory Corporation of America Holdings, 5.625%, 12/15/2015	67,080
185,000	Medco Health Solutions, Inc., 7.250%, 08/15/2013	196,150
70,000	Quest Diagnostics, Inc., 5.450%, 11/01/2015	66,485
165,000	Service Corp International, 7.700%, 04/15/2009	166,650
		591,865
Hotels, Restaurants & Leisure — 2.5%
80,000	Carnival Corp., 6.150%, 04/15/2008 (a)	80,396
135,000	Hyatt Equities LLC, 6.875%, 06/15/2007, Cost — $134,930; Acquired — 06/12/2002 (b)	135,832
130,000	MGM Mirage, 6.875%, 04/01/2016, Cost — $130,000; Acquired — 03/22/2006 (b)	122,038
100,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	104,875
80,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (d)	75,800
		518,941

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Household Durables — 2.0%
$110,000	KB Home, 5.750%, 02/01/2014	$ 97,265
155,000	NVR, Inc., 5.000%, 06/15/2010 (d)	147,715
175,000	Ryland Group, Inc., 5.375%, 06/01/2008	172,416
		417,396
Insurance — 3.5%
120,000	ACE Limited, 6.000%, 04/01/2007 (a)	120,135
250,000	Arch Capital Group Ltd., 7.350%, 05/01/2034 (a)	249,844
30,000	Citizens Property Insurance Corp., 6.850%, 08/25/2007, Cost — $30,284; Acquired — 06/22/2001 (b)	30,218
220,000	Monumental Global Funding II, 4.625%, 03/15/2010, Cost — $219,993; Acquired — 03/09/2005 (b)	212,132
5,000	Nationwide Life Global Funding I, 5.350%, 02/15/2007, Cost — $4,997; Acquired — 06/05/2006 (b)	4,992
70,000	The St. Paul Travelers Companies, Inc., 5.500%, 12/01/2015	66,236
35,000	Transamerica Corp., 6.750%, 11/15/2006	35,130
		718,687
Machinery — 0.9%
105,000	Case Corp., 7.250%, 01/15/2016	99,750
80,000	Kennametal, Inc., 7.200%, 06/15/2012	83,537
		183,287
Media — 4.0%
75,000	British Sky Broadcasting PLC, 8.200%, 07/15/2009 (a)(d)	79,701
100,000	Charter Communications Operating LLC, 8.000%, 04/30/2012, Cost — $100,097;
	Acquired — 04/21/2004 (b)	100,000
	90,000 Clear Channel Communications, Inc., 6.625%, 06/15/2008	90,753
	185,000 Clear Channel Communications, Inc., 8.000%, 11/01/2008	192,446
	60,000 DirecTV Holdings LLC, 8.375%, 03/15/2013	63,150
	100,000 EchoStar DBS Corporation, 6.625%, 10/01/2014	94,250
	110,000 News America Holdings, 7.700%, 10/30/2025	117,728
	95,000 News America, Inc., 6.200%, 12/15/2034	86,484
		824,512
Multi-Utilities — 1.3%
145,000	Consolidated Edison, Inc., 3.625%, 08/01/2008	139,369
135,000	Sempra Energy, 6.000%, 02/01/2013	134,530
		273,899
Oil, Gas & Consumable Fuels — 5.3%
335,000	Anadarko Finance Co., 7.500%, 05/01/2031 (a)	360,976
200,000	Chesapeake Energy Corp., 6.250%, 01/15/2018	183,500
135,000	Enterprise Products Operating LP, 5.600%, 10/15/2014	128,005
95,410	Ras Laffan Liquefied Natural Gas Co., Ltd. 3.437%, 09/15/2009, Cost — $95,410;
	Acquired — 03/02/2004 (a)(b)	91,659
100,000	Southern Natural Gas Co., 8.875%, 03/15/2010	106,125
115,000	TGT Pipeline LLC, 5.200%, 06/01/2018	102,603
125,000	XTO Energy, Inc., 6.100%, 04/01/2036 (d)	113,510
		1,086,378

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Paper & Forest Products — 0.4%
$ 100,000	Boise Cascade LLC, 7.125%, 10/15/2014	$ 89,000
Pharmaceuticals — 0.3%
60,000	Wyeth, 5.500%, 03/15/2013	58,492
Real Estate — 6.0%
150,000	Chelsea Property Group, 7.250%, 10/21/2007	151,913
85,000	Developers Diversified Realty Corp., 3.875%, 01/30/2009	80,950
160,000	Equity One, Inc., 3.875%, 04/15/2009	151,226
62,000	Health Care REIT, Inc., 7.500%, 08/15/2007	62,484
175,000	Hospitality Properties Trust, 6.750%, 02/15/2013	179,326
70,000	iStar Financial, Inc., 5.150%, 03/01/2012	66,636
65,000	iStar Financial, Inc., 8.750%, 08/15/2008	68,461
70,000	New Plan Excel Realty Trust, Inc., 5.125%, 09/15/2012	66,378
150,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	159,375
135,000	Spieker Properties, Inc., 7.125%, 07/01/2009	140,556
90,000	United Dominion Realty Trust, Inc., 6.500%, 06/15/2009	92,686
		1,219,991
Software — 0.7%
140,000	Oracle Corp., 5.000%, 01/15/2011	135,245
Textiles, Apparel & Luxury Goods — 0.3%
50,000	Brown Shoe, Inc., 8.750%, 05/01/2012	51,625
Thrifts & Mortgage Finance — 0.6%
120,000	Washington Mutual, Inc., 5.625%, 01/15/2007	119,912
Wireless Telecommunication Services — 1.4%
125,000	America Movil SA de CV, 6.375%, 03/01/2035 (a)	109,278
125,000	Nextel Communications, Inc., 6.875%, 10/31/2013	125,871
50,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (a)	50,750
		285,899
	Total corporate bonds (cost $10,746,618)	10,501,100

FOREIGN GOVERNMENT NOTES/BONDS — 1.9%
215,000	Export-Import Bank Of Korea, 4.500%, 08/12/2009 (a)	206,615
70,000	Ministry Finance Russia, 3.000%, 05/14/2011 (a)	60,550
130,000	Republic of Philippines, 7.750%, 01/14/2031 (a)(d)	129,350
	Total foreign government notes/bonds (cost $404,191)	396,515

MORTGAGE-BACKED SECURITIES — 14.5%
95,266	Bank of America Mortgage Securities, Series #2004-7 6A1, 4.500%, 08/25/2019	90,193
183,138	Bank of America Mortgage Securities, Series #2004-7 5A10, 5.250%, 08/25/2034	179,159
44,720	Bear Stearns Commercial Mortgage Securities, Series #1999-C1 A1, 5.910%, 02/14/2031	44,727
250,000	Bear Stearns Commercial Mortgage Securities, Series #2002-TOP6 A2, 6.460%, 10/15/2036	257,644
50,661	CS First Boston Mortgage Securities Corp., Series #2001-CKN5 A3, 5.107%, 09/15/2034	50,221
161,272	Deutsche Mortgage and Asset Receiving Corp., Series #1998-C1 A2, 6.538%, 06/15/2031	162,756
5,536	DLJ Commercial Mortgage Corp. Series #1999-CG3 A1A, 7.120%, 10/10/2032	5,549
53,283	Federal Home Loan Mortgage Corp., Series #2614CH, 3.500%, 12/15/2010	52,844
135,000	Federal Home Loan Mortgage Corp., Series #2614TD, 3.500%, 05/15/2016	126,673
165,000	Federal Home Loan Mortgage Corp., Series #2517VH, 6.000%, 03/15/2019	165,960

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE-BACKED SECURITIES — (continued)
$ 15,801	Federal Home Loan Mortgage Corp., Gold Pool #G00479, 9.000%, 04/01/2025	$ 17,110
27,454	Federal Home Loan Mortgage Corp., Gold Pool #G00943, 6.000%, 07/01/2028	27,169
2,367	Federal Home Loan Mortgage Corp., Gold Pool #C00712, 6.500%, 02/01/2029	2,394
27,091	Federal Home Loan Mortgage Corp., Gold Pool #C50964, 6.500%, 05/01/2031	27,363
14,033	Federal Home Loan Mortgage Corp., Gold Pool #C60697, 6.000%, 11/01/2031	13,882
42,468	Federal Home Loan Mortgage Corp., Series #2407BJ, 6.500%, 01/15/2032	43,398
151,826	Federal National Mortgage Assn., Series #200357, 4.500%, 12/25/2012	149,930
68,100	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	69,104
220,000	Federal National Mortgage Assn., Series #200336, 4.500%, 07/25/2022	217,530
2,550	Federal National Mortgage Assn., Pool #349410, 7.000%, 08/01/2026	2,615
3,552	Federal National Mortgage Assn., Pool #062289, 5.065%, 03/01/2028	3,502
150,000	Federal National Mortgage Assn., Series #200180, 6.000%, 07/25/2029	150,263
888	GMAC Commercial Mortgage Securities, Inc., Series #1999-C2 A1, 6.570%, 09/15/2033	887
408	Government National Mortgage Assn., Pool #051699, 15.000%, 07/15/2011	463
477	Government National Mortgage Assn., Pool #354859, 9.000%, 07/15/2024	516
395,623	JP Morgan Chase Commercial Mortgage Securities Corp., Series #2001-CIB3 A2, 6.044%, 11/15/2035	398,356
258,871	Residential Funding Mortgage Securities I, Series 2005-S7, 5.500%, 11/25/2035	253,615
443,013	Salomon Brothers Mortgage Securities VII, Series #2001-C2, 6.168%, 11/13/2036	445,074
	Total mortgage-backed securities (cost $3,080,561)	2,958,897

MUNICIPAL BONDS — 15.8%
55,000	Baltimore Maryland General Obligation Unlimited, 7.250%, 10/15/2010	57,155
60,000	Bay Area Government Assn. California Revenue Tax Allocation Note, 4.290%, 09/01/2009	57,921
150,000	Brooklyn Park Minnesota Economic Development Authority, 3.330%, 09/01/2006	149,447
110,000	California County Tobacco Securitization Agency, 7.500%, 06/01/2019	110,787
115,000	Decatur Hospital Authority, 7.750%, 09/01/2009	118,897
70,000	Harrisburg Pennsylvania Rescue & Recovery Revenue Notes, 3.090%, 11/01/2022	69,593
55,000	Heart of Texas Education Finance Corp., 5.000%, 02/15/2013	51,264
90,000	Indiana Development Finance Authority 5.500%, 01/01/2033	93,647
145,541	Louisiana Tobacco Settlement Financing Corp., 6.360%, 05/15/2025	145,081
320,000	Mansfield Texas General Obligation Limited, 5.410%, 02/15/2019	303,175
100,000	New Jersey Economic Development Authority 3.250%, 09/15/2006	99,572
640,000	Oakland County Michigan Building Authority, 5.250%, 06/01/2021	591,923
145,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	144,295
600,000	San Diego California Redevelopment Agency Tax Allocation, 6.200%, 09/01/2031	593,160
155,000	Santa Rosa California Redevelopment Agency Tax Allocation, 5.500%, 08/01/2020	145,043
110,010	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	109,600
180,000	South El Monte California Improvement District Tax Allocation, 4.700%, 08/01/2011	170,420
245,000	Vigo County Indiana Redevelopment Authority, 5.300%, 02/01/2021	228,034
	Total municipal bonds (cost $3,285,622)	3,239,014

U.S. TREASURY OBLIGATIONS — 11.7%
1,410,000	U.S. Treasury Note, 4.750%, 03/31/2011 (d)	1,389,236
207,140	U.S. Treasury Inflation Index Note, 2.000%, 01/15/2014 (d)	200,003
79,171	U.S. Treasury Inflation Index Bond, 1.625%, 01/15/2015	73,830
760,000	U.S. Treasury Note, 4.500%, 02/15/2016 (d)	723,307
	Total U.S. treasury obligations (cost $2,417,168)	2,386,376

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING — 17.9%
$3,634,613	Bank of New York Institutional Cash Reserve Fund, 5.298% (c)	$ 3,634,613
37,783	Granite Master Issuer PLC, 5.307%, 07/20/2006 (c)	37,783
	Total investments purchased with cash proceeds from securities lending (cost $3,672,396)	3,672,396

SHORT-TERM INVESTMENTS — 1.2%
240,000	AIM Liquid Asset Portfolio, 4.380%	240,000
700	Bank of New York Cash Reserve, 1.550%	700
	Total short-term investments (cost $240,700)	240,700

	Total investments (Cost $24,352,327) — 116.7%	23,884,337
	Liabilities in excess of other assets — (16.7%)	(3,416,532)
	Total Net Assets — 100.0%	$ 20,467,805
______________
(a)	Foreign security or a U.S. security of a foreign company.
(b)	Restricted under Rule 144A of securities Act of 1933.
(c)	Variable Coupon Rate — The rate reported is the rate in effect as of June 30, 2006.
(d)	All or a portion of the security is out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

Government Securities Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Government Securities Portfolio declined 0.53% for the six months ended June 30, 2006. The Portfolio’s benchmarks, the Lehman Brothers Government Index and the Lehman Brothers Mortgage-Backed Security Index, declined 0.89% and 0.06%, respectively, for the same period.(1)

What factors contributed to the variance between the Portfolio and its benchmark?

The Portfolio exceeded the Lehman Brothers Government Index due to its lower allocation to long-term bonds. Interest rates rose roughly 80 bps from the end of 2005 to June 30, 2006. The Portfolio trailed the Lehman Brothers Mortgage-Backed Securities Index because of greater interest rate exposure than the mortgage index. The Portfolio’s allocation to Commercial Mortgage-backed Securities and Asset-backed Securities mitigated its underperformance.

Which holdings most enhanced the Portfolio’s performance?

The Portfolio’s performance was enhanced by higher coupon mortgage-backed securities and short duration asset-backed securities.

Which holdings most negatively impacted the Portfolio’s performance?

Longer-term U.S. Treasury bonds detracted from performance. As interest rates rose, these positions lagged with respect to price appreciation.

What is your outlook for the rest of the year?

The Federal Reserve has indicated it will continue raising short-term interest rates; however, it may be nearing a pause or halt to the increases. Toward the second half of the year, we anticipate investors becoming concerned over non-U.S. Treasury

Allocation of Portfolio Assets (Asset Allocation as a Percentage of Total Investments excluding Securities Lending)

bonds, which are trading at historically low risk premiums, as measured by the spread between corporate yields and U.S. Treasury yields. As such, investors may reallocate funds from non- U.S. Treasury bonds to U.S. Treasury bonds. This move would result in greater yield spreads and underperformance of the non- U.S. Treasury sectors.

Michael J. Dunlop	Willie M. Brown, CFA
Senior Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Government Index (“LB Government”) is an unmanaged index considered to be representative of bonds issued by the U.S. government or its agencies. The Lehman Brothers Mortgage-Backed Securities Index ("LB MBS") is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLCM, including GHMA Graduated Payment Mortgages. Investors cannot actually invest in an index.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments	June 30, 2006
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

ASSET-BACKED SECURITIES — 2.9%
$ 75,000	Atlantic City Electric Transition Funding LLC, Series #2002-1 A4, 5.550%, 10/20/2023	$ 73,231
5,000	Citibank Credit Issuance Trust, Series #2003-C4 C4, 5.000%, 06/10/2015	4,705
91,839	Countrywide Asset-Backed Certificates, Series #2002-S1 A5, 6.460%, 11/25/2016	92,704
121,672	The Money Store Home Equity Trust, Series #1998-B AF9, 6.335%, 08/15/2039	121,765
	Total asset-backed securities (cost $299,848)	292,405

CORPORATE BONDS — 1.0%
Insurance — 1.0%
95,000	MGIC Investment Corp., 6.000%, 03/15/2007	94,981
	Total corporate bonds (cost $95,000)	94,981

MORTGAGE-BACKED SECURITIES — 39.4%
11,179	Bear Stearns Commercial Mortgage Securities, Series #1999-C A1, 5.910%, 02/14/2031	11,181
100,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, 4.674%, 06/11/2041	91,658
330,000	Citicorp Mortgage Securities, Inc., Series 2005-4, 5.500%, 07/25/2035	309,046
15,224	DLJ Commercial Mortgage Corp., Series #1999-CG3, 7.120%, 10/10/2032	15,261
386,069	Federal Home Loan Mortgage Corp., Pool #2407 BJ, 6.500%, 01/15/2032	394,527
3,231	Federal Home Loan Mortgage Corp. Gold, Pool #E00441, 7.500%, 07/01/2011	3,325
2,819	Federal Home Loan Mortgage Corp. Gold, Pool #D66012, 7.000%, 11/01/2025	2,895
25,777	Federal Home Loan Mortgage Corp. Gold, Pool #C28063, 6.500%, 07/01/2029	26,067
11,666	Federal Home Loan Mortgage Corp. Gold, Pool #C29168, 6.500%, 07/01/2029	11,798
17,420	Federal Home Loan Mortgage Corp. Gold, Pool #C01131, 6.500%, 01/01/2031	17,600
18,264	Federal Home Loan Mortgage Corp. Gold, Pool #C01148, 6.500%, 02/01/2031	18,453
57,305	Federal Home Loan Mortgage Corp. Gold, Pool #C01186, 6.000%, 06/01/2031	56,685
56,610	Federal Home Loan Mortgage Corp. Gold, Pool #C01184, 6.500%, 06/01/2031	57,179
229,148	Federal Home Loan Mortgage Corp. Gold, Pool #G01805, 4.500%, 04/01/2035	208,474
471,364	Federal Home Loan Mortgage Corp. Gold, Pool #G0-8062, 5.000%, 06/01/2035	440,697
233,867	Federal Home Loan Mortgage Corp. Gold, Pool #A3-5760, 5.000%, 07/01/2035	218,652
103,102	Federal Home Loan Mortgage Corp. Gold, Pool #A4-4090, 5.500%, 03/01/2036	99,066
24,184	Federal National Mortgage Assn., Pool #320582, 6.500%, 01/01/2011	24,415
57,549	Federal National Mortgage Assn., Pool #336290, 6.500%, 04/01/2011	58,248
150,132	Federal National Mortgage Assn., Pool #253845, 6.000%, 06/01/2016	150,723
85,612	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	86,873
137,961	Federal National Mortgage Assn., Pool #645649, 6.000%, 06/01/2017	138,531
3,485	Federal National Mortgage Assn., Pool #303780, 7.000%, 03/01/2026	3,575
374,34	3 Federal National Mortgage Assn., Pool #2004-91 AH, 4.500%, 05/25/2029	360,883
100,000	Federal National Mortgage Assn., Pool #2001-80 PE, 6.000%, 07/25/2029	100,175
22,898	Federal National Mortgage Assn., Pool #535837, 6.000%, 04/01/2031	22,643
5,679	Federal National Mortgage Assn., Pool #609583, 6.000%, 11/01/2031	5,616
24,606	Federal National Mortgage Assn., Pool #254091, 6.000%, 12/01/2031	24,331
229,903	Federal National Mortgage Assn., Pool #816362, 4.887%, 01/01/2035	226,576
288,403	Federal National Mortgage Assn., Pool #826443, 4.975%, 07/01/2035	278,565
270,868	Federal National Mortgage Assn., Pool #837926, 4.846%, 08/01/2035	263,869
21,478	Federal National Mortgage Assn. Grantor Trust, Series #1999-T2 A1, 7.500%, 01/19/2029	22,162

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE-BACKED SECURITIES — (continued)
$ 75,000	First Union National Bank Commercial Mortgage, Series #1999-C4 A2, 7.390%, 12/15/2031	$ 78,575
951	GMAC Commercial Mortgage Securities, Inc., Series #1999-C2 A1, 6.570%, 09/15/2033	950
3,474	Government National Mortgage Assn., Pool #119896, 13.000%, 11/15/2014	3,854
5,461	Government National Mortgage Assn., Pool #408675, 7.500%, 01/15/2026	5,721
150,000	GS Mortgage Securities Corporation II, Series 2004-GG2, 5.396%, 08/10/2038	145,195
	Total mortgage-backed securities (cost $4,121,670)	3,984,044

MUNICIPAL BONDS — 0.7%
75,000	Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	74,636
	Total municipal bonds (cost $74,776)	74,636

U.S. GOVERNMENT AGENCY ISSUES — 11.5%
400,000	Federal Home Loan Bank, 3.875%, 08/22/2008	387,544
400,000	Federal Home Loan Bank, 6.250%, 03/05/2012	401,125
400,000	Federal Home Loan Bank, 4.500%, 09/16/2013	376,833
	Total U.S. government agency issues (cost $1,190,216)	1,165,502

U.S. TREASURY OBLIGATIONS — 42.3%
400,000	U.S. Treasury Note, 2.375%, 08/31/2006 (a)	398,422
500,000	U.S. Treasury Note, 5.500%, 02/15/2008 (a)	502,774
300,000	U.S. Treasury Note, 4.125%, 08/15/2008 (a)	294,223
1,000,000	U.S. Treasury Note, 3.875%, 05/15/2009 (a)	966,993
750,000	U.S. Treasury Note, 3.875%, 09/15/2010 (a)	715,899
300,000	U.S. Treasury Note, 4.000%, 02/15/2014 (a)	278,789
587,000	U.S. Treasury Note, 11.250%, 02/15/2015 (a)	833,861
30,000	U.S. Treasury Note, 4.250%, 08/15/2015 (a)	28,079
250,000	U.S. Treasury Note, 5.375%, 02/15/2031 (a)	254,395
	Total U.S. treasury obligations (cost $4,424,264)	4,273,435

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING — 30.3%
3,058,040	Bank of New York Institutional Cash Reserve Fund, 5.298%	3,058,040
	Total investments purchased with cash proceeds from securities lending (cost $3,058,040)	3,058,040

SHORT-TERM INVESTMENTS — 2.2%
221,000	AIM Liquid Asset Portfolio, 4.890%	221,000
779	Bank of New York Cash Reserve, 1.550%	779
	Total short-term investments (cost $221,779)	221,779

	Total investments (cost $13,485,593) — 130.3%	13,164,822
	Liabilities in excess of other assets — (30.3%)	(3,060,289)
	Total Net Assets — 100.0%	$ 10,104,533
_____________
(a)	All or a portion of the security is out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2006

Money Market Portfolio

The 40|86 Series Trust Money Market Portfolio returned 2.13% for the six months ended June 30, 2006.(1) The Federal Reserve continued its tightening cycle through the first half of 2006, raising the Fed Funds rate from 4.25% to 5.25%. The rise in short-term interest rates produced a slight flattening of the yield curve, although the entire curve rose between 65 bps and 90 bps.

Money market yields, as measured by LIBOR, rose throughout the year. Although the entire yield curve rose, the 1-month rate rose more than the 1-year rate, resulting in a curve flattening of 9 bps for the year.

We maintained the Portfolio’s weighted average days-to-maturity below 50 days as the Fed raised rates. We invested significantly in Variable Rate Demand Notes (VRDNs), which have floating rate coupons that reset weekly. In a rising interest rate environment, coupons of VRDNs reset to higher rates weekly as rates increase. In addition, VRDNs are highly liquid and offer higher yields than 1-week, Tier-1 Non-Asset-backed securities. We also selectively started investing in short corporate paper toward the longer end of the money market curve because we believe the Fed is close to the end of its tightening cycle.

Trading in commercial paper should remain heavily skewed to short maturities, although investors might slowly start extending to longer maturities as Fed tightening comes to a close. We will maintain the short weighted-average maturity of the Portfolio until the Fed stops raising rates, and then lengthen when compensated to invest in the intermediate and long end of the money market curve. We expect VRDNs to continue to outperform fixed coupon short-term bonds in the current economic environment.

Michael J. Dunlop	Vishal Mahajan
Senior Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc

Allocation of Portfolio Assets (Asset Allocation as a Percentage of Total Investments)

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS — 23.4%

Aerospace & Defense — 0.5%
$ 300,000	Honeywell International, Inc., 5.125%, 11/01/2006	$ 300,198

Beverages — 1.7%
75,000	Anheuser-Busch Cos., Inc., 5.600%, 07/06/2006	75,009
1,000,000	Coca-Cola Enterprises, Inc., 5.375%, 08/15/2006	1,000,715
		1,075,724
Capital Markets — 3.0%
845,000	Corporate Finance Managers, Inc., 5.290%, 07/07/2006 (a)(b)	845,000
525,000	Cunat Capital Corp., 5.490%, 07/30/2006 (a)(b)	525,000
500,000	Westgate Investment Fund, 5.290%, 07/07/2006 (a)(b)	500,000
		1,870,000
Computers & Peripherals — 1.3%
800,000	Hewlett-Packard Co., 5.750%, 12/15/2006	803,049

Diversified Financial Services — 4.1%
1,000,000	American Honda Finance Corp., 5.060%, 09/11/2006, Cost — $1,000,336; Acquired — 05/22/2006 (a)(c)	1,000,336
325,000	Countrywide Home Loans, Inc., 7.200%, 10/30/2006	327,518
350,000	Diageo Finance BV, 3.000%, 12/15/2006 (d)	346,998
475,000	HBOS plc, 3.125%, 01/12/2007, Cost — $470,674; Acquired — 01/26/2006 (c)(d)	470,674
155,000	International Bank for Recon and Development, 4.375%, 09/28/2006 (d)	154,792
100,000	National Rural Utilities Cooperative Finance Corp., 7.300%, 09/15/2006	100,491
25,000	PNC Funding Corp., 5.750%, 08/01/2006	25,019
30,000	Toyota Motor Credit Corp., 5.650%, 01/15/2007	30,091
100,000	Wells Fargo & Company, 6.550%, 12/01/2006	100,514
		2,556,433
Health Care Providers & Services — 0.5%
290,000	UnitedHealth Group, Inc., 5.200%, 01/17/2007	290,418

Insurance — 7.3%
800,000	Allstate Financial Global Funding II, 2.625%, 10/22/2006, Cost — $794,687; Acquired — 01/20/2006 (c)	794,687
1,000,000	Hartford Life Global Fund, 5.061%, 08/15/2006 (a)(b)	1,000,000
800,000	MetLife, Inc., 5.250%, 12/01/2006	801,366
1,000,000	Monumental Global Funding II, 5.200%, 01/30/2007, Cost — $999,281; Acquired — 05/22/2006 (c)	999,281
1,000,000	Protective Life US Funding Trust, 5.875%, 08/15/2006, Cost — $1,001,360; Acquired — 01/05/2006 (c)	1,001,360
		4,596,694
Oil, Gas & Consumable Fuels — 0.8%
535,000	Conoco Funding Co., 5.450%, 10/15/2006 (d)	535,914

Pharmaceuticals — 3.2%
1,000,000	Abbott Laboratories, 5.625%, 07/01/2006	1,000,000
1,000,000	Merck & Co., Inc., 5.250%, 07/01/2006	1,000,000
		2,000,000
Real Estate — 0.8%
490,000	Kuehn Enterprises LLC, 5.250%, 07/07/2006 (a)(b)	490,000

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Road & Rail — 0.2%
$ 150,000	Canadian National Railway Co., 6.450%, 06/30/2007 (a)(b)(d)	$ 151,022
	Total corporate bonds (amortized cost $14,669,452)	14,669,452

MUNICIPAL BONDS — 25.3%
100,000	ABAG Financial Authorities for Nonprofit Corps., 5.340%, 07/07/2006 (a)(b)
	(CS: Federal National Mortgage Assn.)	100,000
1,000,000	Arlington County Virginia Industrial Development Authority, 5.220%, 07/07/2006 (a)(b)
	(LOC: Bank of America)	1,000,000
900,000	California Housing Finance Agency, 5.220%, 07/07/2006 (a)(b) (CS: Ambac Financial Group;
	SPA: Bank of America)	900,000
1,000,000	California Statewide Community Development Authority, 4.000%, 11/15/2006 (CS: FSA)	996,316
100,000	Colorado Housing & Finance Authority, 5.120%, 07/07/2006 (a)(b)
	(CS: Federal National Mortgage Assn.)	100,000
865,000	Colorado Housing & Finance Authority, 5.220%, 07/07/2006 (a)(b) (SPA: Dexia Credit Local)	865,000
1,000,000	Colorado Housing & Finance Authority, 5.220%, 07/07/2006 (a)(b) (SPA: Dexia Credit Local)	1,000,000
1,000,000	Florida Housing & Finance Agency, 5.220%, 07/07/2006 (a)(b)
	(CS: MBIA; SPA: West Deutsche Landesbank)	1,000,000
1,000,000	Fulton County Georgia Development Authority, 5.270%, 07/07/2006 (a)(b) (LOC: Regions Bank)	1,000,000
580,000	Michigan State Housing Development Authority, 5.220%, 07/07/2006 (a)(b)
	(CS: MBIA; SPA: Dexia Credit Local)	580,000
500,000	Michigan State Housing Development Authority, 5.260%, 07/07/2006 (a)(b) (SPA: DEPFA Bank PLC)	500,000
1,000,000	New Orleans Louisiana Pension, 5.450%, 07/07/2006 (a)(b) (CS: Ambac Financial Group;
	SPA: Bank One Louisiana)	1,000,000
1,000,000	North Texas Higher Education Authority, 5.220%, 07/07/2006 (a)(b)
	(CS: Ambac Financial Group, SPA: DEPFA Bank PLC)	1,000,000
1,210,000	Philadelphia Pennsylvania Authority For Industrial Development, 5.220%, 07/07/2006 (a)(b)
	(CS: Ambac Financial Group; SPA: Landesbank Baden-Wurttemberg)	1,210,000
700,000	Portland Maine Pension, 5.220%, 07/07/2006 (a)(b) (SPA: Landesbank Hessen-Thuringen)	700,000
600,000	Sacramento County California Pension, 5.220%, 07/07/2006 (a)(b) (LOC: Bayerische Landesbank)	600,000
805,000	St. Francis Healthcare Foundation Hawaii, 5.780%, 07/07/2006 (a)(b) (LOC: First Hawaiian Bank)	805,000
1,000,000	St. Johns County Florida Industrial Development Authority, 5.290%, 07/07/2006 (a)(b)
	(LOC: Allied Irish Bank PLC)	1,000,000
785,000	University of Minnesota, 5.220%, 07/07/2006 (a)(b)	785,000
700,000	Utah State Housing Finance Agency, 5.220%, 07/07/2006 (a)(b) (SPA: Bayerische Landesbank)	700,000
	Total municipal bonds (amortized cost $15,841,316)	15,841,316

COMMERCIAL PAPER — 37.5%
Diversified Financial Services — 34.3%
2,000,000	Anz (Delaware), Inc., 5.050, 07/20/2006	1,994,669
2,000,000	BMW US Capital LLC, 5.260%, 07/03/2006, Cost — $1,999,416; Acquired — 06/30/2006 (c)	1,999,416
1,000,000	Britannia Building Society, 4.940%, 07/06/2006	999,314
500,000	Britannia Building Society, 5.240%, 07/14/2006	499,054
1,000,000	Citigroup, Inc., 4.920%, 07/06/2006	999,317
1,000,000	Citigroup Funding, Inc., 5.000%, 07/26/2006	996,528
2,000,000	Colonial Pipeline Co., 5.250%, 07/12/2006, Cost — $1,996,792; Acquired — 06/20/2006 (c)	1,996,792
1,000,000	Danske Corp., 4.980%, 07/20/2006	997,372
1,000,000	FPL Group Capital, Inc., 5.230%, 07/18/2006, Cost — $997,530; Acquired — 06/20/2006 (c)	997,530

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2006
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Diversified Financial Services — (continued)
$1,000,000	General Electric Capital Corp., 4.990%, 07/24/2006	$ 996,812
1,000,000	Hitachi Capital Corp., 5.040%, 07/24/2006	996,780
1,000,000	ING America Insurance Holdings, 5.000%, 07/19/2006	997,500
2,000,000	MGIC Investment Corp., 5.170%, 07/27/2006, Cost — $1,992,532; Acquired — 06/12/2006 (c)	1,992,532
2,000,000	Nationwide Building Society, Inc., 5.170%, 08/04/2006, Cost — $1,990,234; Acquired — 06/12/2006 (c)	1,990,234
1,000,000	Prudential PLC, 4.910%, 07/05/2006, Cost — $999,454; Acquired — 04/11/2006 (c)	999,454
1,000,000	Province of Quebec, 4.970%, 07/19/2006, Cost — $997,515; Acquired — 04/27/2006 (c)(d)	997,515
1,000,000	Wal-Mart Funding Corp., 5.070%, 07/25/2006, Cost — $996,620; Acquired — 05/26/2006 (c)	996,620
		21,447,439

Diversified Telecommunication Services — 3.2%
2,000,000	AT&T, Inc., 5.230%, 07/18/2006, Cost — $1,995,060; Acquired — 06/20/2006 (c)	1,995,060
	Total commercial paper (amortized cost $23,442,499)	23,442,499

SHORT-TERM INVESTMENTS — 1.4%
873,000	AIM Liquid Asset Portfolio, 4.890%	873,000
160	Bank of New York Cash Reserve, 1.550%	160
	Total short-term investments (amortized cost $873,160)	873,160

	Total investments (amortized cost $54,826,427) — 87.6%	54,826,427
	Other assets in excess of liabilities — 12.4%	7,753,451
	Total Net Assets — 100.0%	$ 62,579,878
_______________

(a)	Variable Coupon Rate — The rate reported is the rate in effect as of June 30, 2006.
(b)	Maturity date represents first available put date.
(c)	Restricted under Rule 144A of the Securities Act of 1933.
(d)	Foreign security or a U.S. security of a foreign company.

CS — Credit Support
LOC — Letter of Credit
SPA — Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2006 (unaudited) and through the year ended December 31,

	EQUITY PORTFOLIO
	2006	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$24.69	$24.53	$20.42	$14.92	$17.30	$19.43
Income from investment operations:
Net investment income	0.05	0.13	0.08	0.06	0.06	0.07
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	1.42	2.69	4.20	5.49	(2.38)	(2.07)
Total income (loss) from investment operations	1.47	2.82	4.28	5.55	(2.32)	(2.00)
Distributions:
Dividends from net investment income	—	(0.13)	(0.08)	(0.05)	(0.06)	(0.07)
Distributions of net realized gain	—	(2.53)	(0.09)	—	—	(0.06)
Total distributions	—	(2.66)	(0.17)	(0.05)	(0.06)	(0.13)
Net asset value per share, end of period	$26.16	$24.69	$24.53	$20.42	$14.92	$17.30
Total return (a)(b)(c)	5.91%	11.43%	20.94%	37.17%	(13.42%)	(10.30%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$169,843	$171,779	$168,901	$165,798	$148,881	$233,983
Ratio of expenses to average net assets (b)(d):
Before expense reimbursement	1.14%	1.20%	1.13%	1.14%	1.15%	1.02%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%	1.02%
Ratio of net investment income to average net assets (b)(d)	0.37%	0.48%	0.38%	0.28%	0.32%	0.38%
Portfolio turnover rate (c)	44%	90%	89%	107%	102%	133%

_____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Not annualized for periods of less than one full year.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2006 (unaudited) and through the year ended December 31,

	BALANCED PORTFOLIO
	2006	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$13.94	$13.42	$12.35	$10.25	$12.16	$13.45
Income from investment operations:
Net investment income	0.10	0.23	0.26	0.27	0.36	0.40
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.34	0.52	1.07	2.09	(1.91)	(1.29)
Total income (loss) from investment operations	0.44	0.75	1.33	2.36	(1.55)	(0.89)
Distributions:
Dividends from net investment income	(0.10)	(0.23)	(0.26)	(0.26)	(0.36)	(0.40)
Distributions of net realized gain	—	—	—	—	—	(0.00	) (c)
Total distributions	(0.10)	(0.23)	(0.26)	(0.26)	(0.36)	(0.40)
Net asset value per share, end of period	$14.28	$13.94	$13.42	$12.35	$10.25	$12.16
Total return (a)(b)(d)	3.34%	5.63%	10.84%	23.29%	(12.87%)	(6.60%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$41,139	$43,511	$47,056	$48,282	$44,455	$71,635
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement	1.19%	1.22%	1.14%	1.15%	1.18%	1.04%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%	1.04%
Ratio of net investment income to average net assets (b)(e)	1.73%	1.66%	2.03%	2.27%	3.11%	3.16%
Portfolio turnover rate (d)	36%	91%	97%	100%	180%	239%

____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Amount calculated is less than $0.005 per share.
(d)	Not annualized for periods of less than one full year.
(e)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2006 (unaudited) and through the year ended December 31,

	HIGH YIELD PORTFOLIO
	2006	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$9.38	$10.40	$10.53	$8.86	$9.28	$10.07
Income from investment operations:
Net investment income	0.31	0.62	0.71	0.67	0.86	1.10
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.23)	(0.50)	0.37	1.68	(0.42)	(0.78)
Total income from investment operations	0.08	0.12	1.08	2.35	0.44	0.32
Distributions:
Dividends from net investment income	(0.31)	(0.62)	(0.70)	(0.68)	(0.86)	(1.11)
Distributions of net realized gain	—	(0.52)	(0.51)	—	—	—
Total distributions	(0.31)	(1.14)	(1.21)	(0.68)	(0.86)	(1.11)
Net asset value per share, end of period	$9.15	$9.38	$10.40	$10.53	$8.86	$9.28
Total return (a)(b)(c)	0.80%	1.15%	10.69%	27.38%	5.47%	3.17%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$4,557	$8,759	$8,876	$10,941	$9,202	$7,091
Ratio of expenses to average net assets (b)(d):
Before expense reimbursement	1.25%	1.36%	1.24%	1.25%	1.47%	1.11%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%	1.11%
Ratio of net investment income to average net assets (b)(d)	6.15%	6.01%	6.53%	6.53%	8.95%	11.12%
Portfolio turnover rate (c)	46%	125%	177%	126%	258%	232%

____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Not annualized for periods of less than one full year.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2006 (unaudited) and through the year ended December 31,

	FIXED INCOME PORTFOLIO
	2006	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$9.88	$10.10	$10.08	$9.66	$9.88	$9.63
Income from investment operations:
Net investment income	0.23	0.44	0.44	0.46	0.58	0.59
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.31)	(0.22)	0.02	0.42	(0.13)	0.25
Total income (loss) from investment operations	(0.08)	0.22	0.46	0.88	0.45	0.84
Distributions:
Dividends from net investment income	(0.23)	(0.44)	(0.44)	(0.46)	(0.58)	(0.59)
Distributions of net realized gain	—	—	—	—	(0.09)	—
Total distributions	(0.23)	(0.44)	(0.44)	(0.46)	(0.67)	(0.59)
Net asset value per share, end of period	$9.57	$9.88	$10.10	$10.08	$9.66	$9.88
Total return (a)(b)(c)	(0.79%)	2.26%	4.74%	9.33%	4.68%	8.84%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$20,468	$23,091	$27,448	$35,068	$41,957	$60,649
Ratio of expenses to average net assets (b)(d):
Before expense reimbursement	1.05%	1.06%	0.98%	1.00%	1.02%	0.91%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of net investment income to average net assets (b)(d)	4.76%	4.33%	4.42%	4.61%	5.86%	5.96%
Portfolio turnover rate (c)	111%	197%	226%	307%	371%	515%

______________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Not annualized for periods of less than one full year.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2006 (unaudited) and through the year ended December 31,

	GOVERNMENT SECURITIES PORTFOLIO
	2006		2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$11.36		$11.59	$11.70	$12.04	$11.70	$11.54
Income from investment operations:
Net investment income	0.22		0.39	0.40	0.42	0.47	0.54
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.28)		(0.19)	(0.11)	(0.25)	0.60	0.16
Total income (loss) from investment operations	(0.06)		0.20	0.29	0.17	1.07	0.70
Distributions:
Dividends from net investment income	(0.22)		(0.43)	(0.40)	(0.42)	(0.47)	(0.54)
Distributions of net realized gain	(0.00	) (c)	—	—	(0.09)	(0.26)	—
Total Distributions	(0.22)		(0.43)	(0.40)	(0.51)	(0.73)	(0.54)
Net asset value per share, end of period	$11.08		$11.36	$11.59	$11.70	$12.04	$11.70
Total return (a)(b)(c)	(0.53%)		1.73%	2.48%	1.36%	9.33%	6.13%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$10,105		$12,209	$14,565	$22,791	$41,676	$31,267
Ratio of expenses to average net assets (b)(d):
Before expense reimbursement	1.08%		1.06%	0.94%	1.04%	0.99%	0.91%
After expense reimbursement	0.95%		0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of net investment income to average net assets (b)(d)	3.88%		3.40%	3.29%	3.32%	3.78%	4.60%
Portfolio turnover rate (c)	2%		189%	250%	175%	174%	199%

______________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Not annualized for periods of less than one full year.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2006 (unaudited) and through the year ended December 31,

	MONEY MARKET PORTFOLIO
	2006		2005	2004	2003	2002		2001
Net asset value per share, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Income from investment operations:
Net investment income	0.02		0.03	0.01	0.01	0.01		0.04
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.00	(c)	—	0.00 (c)	—	(0.00	) (c)	0.00 (c)
Total income from investment operations	0.02		0.03	0.01	0.01	0.01		0.04
Distributions:
Dividends from net investment income	(0.02)		(0.03)	(0.01)	(0.01)	(0.01)		(0.04)
Distributions of net realized gain	(0.00	) (c)	—	—	—	(0.00	) (c)	—
Total distributions	(0.02)		(0.03)	(0.01)	(0.01)	(0.01)		(0.04)
Net asset value per share, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Total return (a)(b)(d)	2.13%		2.89%	0.93%	0.63%	1.24%		3.97%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$62,602		$40,340	$33,755	$41,965	$95,767		$129,530
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement	0.72%		0.83%	0.71%	0.76%	0.73%		0.72%
After expense reimbursement	0.45%		0.45%	0.45%	0.45%	0.45%		0.43%
Ratio of net investment income to average net assets (b)(e)	4.27%		2.90%	1.16%	0.64%	1.23%		3.74%

_____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Amount calculated is less than $0.005 per share.
(d)	Not annualized for periods of less than one full year.
(e)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2006

1. GENERAL

40|86 Series Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust is a “series” type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust consists of six series (“Portfolios”) each with its own investment objective and investment policies. The Portfolios are the Equity, Balanced, High Yield, Fixed Income, Government Securities and Money Market. Effective on or about August 31, 2006, the High Yield Portfolio will be liquidated and terminated. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts. However, Jefferson National Life variable annuity products own a majority of the shares offered by each Portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS AND RELATED INVESTMENT INCOME

The investments in each Portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

Portfolio	Cost	Value	Percent of Net Assets
Equity	$8,503,547	$8,503,547	5.01%
Balanced	2,109,548	2,081,246	5.06%
High Yield	522,800	513,306	11.26%
Fixed Income	1,761,165	1,702,027	8.32%
Money Market	18,231,491	18,231,491	29.12%

These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, 40|86 Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), which serves as investment adviser to the Portfolios, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust (the “Trustees”).

The Trustees determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust’s compliance with certain conditions contained in Rule 2a-7 of the Act. The Adviser continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges, excluding the NASDAQ national market system, are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-thecounter market are valued at the mean between the bid and asked prices obtained from a pricing service or brokers. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Debt securities with maturities of sixty (60) days or less are valued at amortized cost that approximates value.

Under the direction of the Trustees, the Adviser may use a practice known as fair value pricing under certain circumstances. This may include, but is not limited to, securities and assets for which market quotations are not readily available, situations where events occur after an exchange closes that are likely to affect the value of the security or the Adviser deems that the market price is not reflective of a security’s appropriate value. The Adviser may consider many factors when determining fair values, including but not limited to, the type of security, the financial statements of the issuer, the cost at date of purchase, the size of holdings and information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers with respect to the security. These general and specific factors listed do not provide all the criteria, which may be considered when using the fair value method. When using the fair value method, the Adviser will take into consideration all indications of value available to them in determining the “fair value” assigned to a particular security.

If an investment owned by a Portfolio experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Portfolio’s policy is to cease interest accruals from the time the Investments are traded as “flat” in the market. The Portfolio evaluates the collectibility of purchased accrued interest and previously recorded interest on an investmentby- investment basis.

FEDERAL INCOME TAXES

Each Portfolio is treated as a separate taxable entity for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net realized gains to shareholders annually, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2006

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period the difference arises.

DIVIDENDS TO SHAREHOLDERS

Dividends are declared and paid from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Government Securities, Fixed Income and High Yield Portfolios, on a quarterly basis in the Balanced Portfolio and on an annual basis in the Equity Portfolio. Distributions of net short-term capital gains and losses are declared and reinvested, at least annually, as a component of net realized gains (losses).

Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may effect per-share allocation between net investment income and realized and unrealized gains (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

SECURITIES LENDING

The Portfolios have entered into a Securities Lending Agreement (the “Agreement”) with the Bank of New York. Under terms of the Agreement, the Portfolios may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral is invested in short-term securities or variable rate bonds and Certificates of Deposit that are included in the respective Portfolio’s Schedule of Investments.

At June 30, 2006, the Equity, Balanced, Fixed Income and Government Securities Portfolios had securities with a market value of $44,797,466, $10,991,011, $3,551,845 and $3,001,669, respectively, on loan (included within Investments in securities in the Statements of Assets and Liabilities) and had received $45,847,066, $11,227,970, $3,672,396, and $3,058,040, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending income in the Statements of Operations. For the six months ended June 30, 2006, the securities lending income totaled $32,062, $6,110, $4,353 and $3,318, respectively.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolios could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Adviser provides investment advice and, in general, supervises the Trust’s management and investment program, furnishes office space, prepares Portfolio reports for the Trust, monitors Portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

Under the Investment Advisory Agreement, the Adviser receives an investment advisory fee based on the daily net asset value at an annual rate of 0.70 percent for the High Yield Portfolio, 0.65 percent for the Equity and Balanced Portfolios, 0.50 percent for the Fixed Income and Government Securities Portfolios and 0.35 percent for the Money Market Portfolio. The Adviser has voluntarily reduced its advisory fee to 0.25 percent of the average daily net assets of the Money Market Portfolio. The total fees incurred for such services were $914,124 for the six months ended June 30, 2006.

The Adviser has entered into a Subadvisory Agreement for the management of the investments in the Equity Portfolio and the equity portion of the Balanced Portfolio. The Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Equity Portfolio and the equity portion of the Balanced Portfolio is Chicago Equity Partners, LLC.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2007 to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:

Portfolio
Equity	1.10%
Balanced	1.10%
High Yield	1.15%
Fixed Income	0.95%
Government Securities	0.95%
Money Market	0.45%

The Adviser may discontinue these contractual limits at any time after April 30, 2007. After this date the Adviser may elect to continue, modify or terminate the limitation on Portfolio operating expenses. Further, under the terms of this agreement, any Portfolio expenses waived or reimbursed may be recouped by the Adviser

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2006

from the Portfolio to the extent actual operating expenses for a period are less than the expense limitation caps. The Adviser may only be entitled to recoup such amounts for a period of three years from the fiscal year that they were waived or reimbursed. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	December 31,
	2006	2007	2008
Equity	$64,540	$42,025	$163,295
Balanced	21,956	18,765	51,616
High Yield	8,570	8,536	17,536
Fixed Income	20,431	8,208	28,208
Government Securities	31,927	—	13,948
Money Market	237,653	103,777	129,638

ADMINISTRATIVE AGREEMENT

Conseco Services, LLC (the “Administrator”), a wholly-owned subsidiary of Conseco, supervises the preparation of regulatory documents required for compliance by the Portfolios with applicable laws and regulations, supervises the maintenance of books and records of the Portfolios and provides other general and administrative services. The Administrator receives and annual fee, for providing these services, equal to 0.15 percent for the first $200 million of average daily net assets of the Trust; 0.10 percent of the next $300 million of average daily net assets of the Trust; and 0.08 percent of the average daily net assets in excess of $500 million of the Trust. The total fees under this Agreement for the six months ended June 30, 2006 were $198,027. The Administrator has contractually agreed to waive its administration fee and/or reimburse the Portfolios through April 30, 2007 to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated for the Investment Advisory Agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2007.

DISTRIBUTION AGREEMENT

Conseco Equity Sales, Inc. (the “Distributor”), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for each Portfolio pursuant to a Principal Underwriting Agreement, approved by the Trustees. The Distributor is a registered brokerdealer and a member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Portfolio will be continuously offered to life insurance company separate accounts to fund the benefits under variable annuity and variable life contracts. The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as, any advertising or sales literature. The Trust adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the “Plan”) for the Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirement of the applicable rules of the NASD regarding asset based sales charges. Pursuant to the Plan, a Portfolio may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of shares of the Portfolio and for account maintenance provided to shareholders. The Plan provides for periodic payments by the Distributor to financial intermediaries for providing shareholder services to accounts that hold shares and for promotional and other sales related costs. The total fees incurred by the Trust for such services for the six months ended June 30, 2006 were $320,536.

4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the aggregate proceeds from sales of investments (excluding short-term securities) for the six months ended June 30, 2006 are shown below:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO

Purchases:
U.S. Government	$—	$1,703,140	$—	$7,978,551	$99,831
Other	76,310,600	13,382,142	3,019,250	14,767,180	91,344
Sales:
U.S. Government	$—	$986,424	$—	$7,605,206	$1,357,329
Other	87,360,669	16,394,059	5,293,000	16,085,721	457,165

5. FEDERAL INCOME TAXES

The following information for the Portfolios is presented on an income tax basis as of December 31, 2005:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO
Cost of investments (a)	$194,100,202	$50,592,102	$7,630,276	$25,962,652	$15,051,785	$38,714,161
Gross unrealized appreciation	$29,988,385	$4,740,169	$114,460	$368,736	$51,840	$—
Gross unrealized depreciation	(2,542,571)	(668,364)	(176,304)	(284,156)	(156,983)	—
Net unrealized appreciation (depreciation) on investments	$27,445,814	$4,071,805	$(61,844)	$84,580	$(105,143)	$—
____________
(a)
Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2006

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO
Distributable ordinary income	$—	$—	$2,128	$5,527	$2,019	$9,296
Distributable long-term gains	20,243,570	—	—	—	—	—
Accumulated earnings	20,243,570	—	2,128	5,527	2,019	9,296
Accumulated capital and post-October losses	(20,873,345)	(10,035,101)	(427,624)	(510,209)	(232,940)	(9,296)
Unrealized appreciation (depreciation)	27,445,814	4,071,805	(61,844)	84,580	(105,143)	—
Total accumulated earnings (deficit)	$26,816,039	$(5,963,296)	$(487,340)	$(420,102)	$(336,064)	$—

The tax character of dividends paid during the years ended December 31, 2005 and December 31, 2004 were as follows:(a)

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO
Ordinary income dividends
December 31, 2005	$749,443	$744,826	$633,160	$1,104,249	$482,446	$998,425
December 31, 2004	546,828	919,319	888,049	1,327,299	630,280	362,228
Long-term capital gain distributions
December 31, 2005	$15,985,995	$—	$323,316	$—	$—	$—
December 31, 2004	590,150	—	140,663	—	—	—

As of December 31, 2005, the following Portfolios have capital loss carryforwards available to offset capital gains in the future, if any:

	AMOUNT	EXPIRES
Balanced Portfolio	$2,672,638	2010
Balanced Portfolio	1,556,918	2011
Fixed Income Portfolio	420,142	2010
Government Securities Portfolio	200,502	2012
Government Securities Portfolio	21,830	2013
Money Market Portfolio	4,462	2010
Money Market Portfolio	80	2011
Money Market Portfolio	4,754	2012

As of the tax year end December 31, 2005, the following Portfolios had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	AMOUNT	EXPIRES
Equity Portfolio	$14,851,019	2009
Equity Portfolio	6,022,326	2010
Balanced Portfolio	5,805,545	2010
High Yield Portfolio	400,775	2010
High Yield Portfolio	23,814	2011

Net realized gains or losses may differ from Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains.

The following summarizes the amount of post-October losses deferred, on a tax basis, for the year ended December 31, 2005.

AMOUNT
High Yield Portfolio	$3,035
Government Securities Portfolio	10,608
Fixed Income Portfolio	88,527
_____________
(a)	(The total distributions paid differs from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2006

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contacts with its vendors and others that may provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

7. NEW ACCOUNTING POLICIES

FASB Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (”FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) to create a single model to address accounting for uncertainty in tax positions. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

Expense Example (unaudited)
June 30, 2006

As a shareholder of the 40|86 Series Trust (the “Trust”), you incur ongoing costs, including management fees, distribution fees and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/06 - 06/30/06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, administration, distribution, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Equity Portfolio	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period 01/01/06 - 06/30/06(1)
Actual	$1,000.00	$1,059.10	$5.62
Hypothetical (5% return before expenses)	1,000.00	1,019.55	5.51

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Expense Example (unaudited)
June 30, 2006

Balanced Portfolio	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period 01/01/06 - 06/30/06(2)
Actual	$1,000.00	$1,033.40	$5.55
Hypothetical (5% return before expenses)	1,000.00	1,019.55	5.51

(2)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

High Yield Portfolio	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period 01/01/06 - 06/30/06(3)
Actual	$1,000.00	$1,008.00	$5.73
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.76

(3)	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Fixed Income Portfolio	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period 01/01/06 - 06/30/06(4)
Actual	$1,000.00	$992.10	$4.69
Hypothetical (5% return before expenses)	1,000.00	1,020.29	4.76

(4)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Government Securities Portfolio	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period 01/01/06 - 06/30/06(5)
Actual	$1,000.00	$994.70	$4.70
Hypothetical (5% return before expenses)	1,000.00	1,020.29	4.76

(5)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Money Market Portfolio	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period 01/01/06 - 06/30/06(6)
Actual	$1,000.00	$1,021.30	$2.26
Hypothetical (5% return before expenses)	1,000.00	1,022.77	2.26

(6)	Expenses are equal to the Fund’s annualized expense ratio of 0.45% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

40|86 Series Trust	Semi-Annual Report
Disclosure of Investment Management Agreement (unaudited)

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

All but one member of the Trust’s Board of Trustees is a noninterested trustee as that term is defined in the Investment Company Act of 1940, as amended. We refer to these non-interested persons as independent trustees throughout this report. The Chairman of the Board is an independent trustee, and nominees to become independent trustees are chosen by a Nominating Committee comprised solely of independent trustees. All independent trustees are also members of the Board's Audit Committee. The independent trustees meet in executive session at each regular Board meeting. The Board meets in person at least once each quarter and conducts other in-person and telephonic meetings throughout the year. Independent counsel to the independent trustees attends regular in-person Board and Audit Committee meetings and attends other meetings at the request of the independent trustees in-person or telephonically.

INVESTMENT MANAGEMENT AGREEMENT — MATTERS CONSIDERED BY THE BOARD

Every year the Board considers renewal of the investment management agreement with respect to the Trust and each Portfolio (the “Investment Management Agreement”) and throughout each year, reviews and evaluates the performance of and services provided by 40|86 Advisors, Inc. (the “Investment Adviser”). The Board also annually reviews and considers renewal of the subadvisory agreement with respect to the Equity and Balanced Portfolios between the Investment Adviser and Chicago Equity Partners, LLC (the “Sub-Adviser”) (the “Sub-Advisory Agreement”). The Board assesses the nature, scope and quality of the services provided to the Trust and/or each Portfolio by the personnel of the Investment Adviser and its affiliates, and the Sub- Adviser, including administrative services, and compliance with legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Portfolios and the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided to the Trust. Among the matters considered throughout the year with respect to each Portfolio are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Portfolios and the Trust, such as fees for marketing and distribution; (b) overall Portfolio/Trust operating expenses; (c) the resources devoted to and compliance reports relating to the Portfolios’ investment objective, policies and restrictions, and the Trust’s compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of any non-investment management services provided by the Investment Adviser and its affiliates.

ANNUAL CONSIDERATION OF APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT BY THE BOARD OF TRUSTEES

In the period prior to the Board meeting to consider renewal of the Investment Management Agreement and the Sub-Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Management Agreement and the Sub- Advisory Agreement. These materials include (a) information compiled by Lipper Inc. (“Lipper”) on the investment performance of the Portfolios as compared to a comparable group of Portfolios as classified by Lipper; (b) information on fees and expenses of other funds of similar asset size that serve as underlying investment options for variable insurance products; (c) sales and redemption data for the Portfolios; (d) a discussion by the Portfolios’ management team regarding investment strategies used by the Portfolios; and (e) information on the profitability to the Investment Adviser of its relationships with each Portfolio and the Trust. The Board also considers other matters it deems important to the approval process including any direct and indirect benefits to the Investment Adviser, the Sub-Adviser and their affiliates from their relationship with the Portfolios and the Trust.

CERTAIN SPECIFIC RENEWAL DATA

In connection with the most recent consideration and renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board conducted two in-person meetings in February 2006. At each meeting, the independent trustees met in executive session with their counsel to discuss the information presented regarding contract renewals. Among other matters, the Board deliberations focused on the following areas:

The Nature and Quality of Services Provided by the Adviser and Sub-Adviser — The Board reviewed the nature, scope and quality of services provided by the Investment Adviser and the Sub- Adviser. The Trustees noted that the scope of service provided had expanded over time as a result of regulatory and other mutual fund developments. The Trustees also considered the quality of the investment capabilities of the Adviser and the other resources dedicated to performing service for the Portfolios and the Trust. The Trustees concluded that, overall, the nature, extent and quality of services provided to the Portfolios and the Trust were acceptable and therefore, supported the continuation of the Investment Management Agreement and the Sub-Advisory Agreement.

Investment Adviser's Portfolio Performance — The Board focused primarily on the resulting investment performance for each Portfolio. The Board compared each Portfolio's performance — both including and excluding the effects of the fees and expenses of each Portfolio and the Trust — to the performance of a comparable group of mutual fund portfolios which serve as underlying investment options for variable insurance products, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively longer periods of time. The Trustees noted that the current and historical performance for each Portfolio exceeded the peer group median in nearly every instance, except for the Government Securities Portfolio and the recent performance of the High Yield Portfolio. The Trustees recognized the Investment Adviser’s efforts to remedy cash flow volatility in the High Yield Portfolio and the improved recent performance of the Government Securities Portfolio. The Trustees noted that performance for the High Yield and Government Securities Portfolios would continue to be closely monitored. Considering these factors, the Board expressed confidence in the Investment Adviser’s ability to continue to manage the Portfolios and concluded that the Portfolios’ investment performance was acceptable and therefore, supported the continuation of the Investment Management Agreement and the Sub-Advisory Agreement.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Disclosure of Investment Management Agreement (unaudited)

Management Fees and Other Expenses — The Board reviewed the Portfolios’ contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other Portfolios that serve as an underlying investment option for variable insurance products considered comparable by Lipper and the Investment Adviser. It also compared the Portfolios’ total expenses to those of similar comparable portfolios. The Board recognized that it is difficult to make comparison of management fees because there are variations in the service included in the fees paid by other portfolios. The Board also noted that the Investment Adviser proposed a reduction in the contractual Money Market Portfolio’s investment advisory fee. The Board concluded that each Portfolios’ investment advisory fee and overall expense ratio were satisfactory compared to those of other comparable Portfolios and therefore, supported the continuation of the Investment Management Agreement.

Profitability — The Board considered the cost of the services provided to the Portfolios and/or the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Portfolios. As part of its analysis, the Board reviewed the Investment Adviser's assumptions and methodology in allocating its costs to the management of each Portfolio and the Trust and concluded that there was a reasonable basis for the allocation. The Board recognized that comparative profitability information is not generally publicly available and is affected by numerous factors, including the structure of the investment adviser, the type of portfolio managed, and the adviser’s capital structure and cost of capital. The Board noted that the Investment Adviser is entitled to earn a reasonable level of profits for the services it provides to the Portfolios and Trust, and concluded that the Investment Adviser's profits were acceptable and not excessive in relation to the nature and quality of services provided and given the level of fees and expenses overall and therefore, supported the continuation of the Investment Management Agreement.

Economies of Scale — The Board considered the extent to which economies of scale might be realized as the assets of the Portfolios and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolios and the Trust to participate in these economies of scale. The Trustees recognized that, given the stable or declining size of the Portfolios and the expense limits maintained by the Investment Adviser, no additional adjustment to fees or other steps were necessary to reflect economies of scale.

Conclusion — After the independent trustees deliberated in executive session, the Board of Trustees, including all of the independent trustees, approved the renewal of the existing Investment Management Agreement and Sub-Advisory Agreement, concluding that the contract renewal was in the best interests of the shareholders.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Board of Trustees and Officers (unaudited)

INDEPENDENT TRUSTEES

Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years
Diana H. Hamilton (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Chairman and Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

Vincent J. Otto (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006
Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Director, Federal Home Loan Bank of Indianapolis. Trustee of one other mutual fund managed by the Adviser.

Steven R. Plump (53) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 2006	Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company. Trustee of one other mutual fund managed by the Adviser.

INTERESTED TRUSTEES AND OFFICERS

Audrey L. Kurzawa* (39) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Senior Vice President and Controller, Adviser. President and Trustee of one other mutual fund managed by the Adviser.

Daniel Murphy (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	President, Conseco Services, LLC; Senior Vice President and Treasurer, Conseco, Inc. and various affiliates. Treasurer of one other mutual fund managed by the Adviser.

Jeffrey M. Stautz (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005
Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Formerly, Partner at Baker & Daniels, Law firm. Chief Legal Officer and Secretary of one other mutual fund managed by the Adviser.

William T. Devanney (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (38) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Second Vice President, Legal and Compliance, Adviser. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.
______________

*	The Trustee so indicated is an ”interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.
Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by—laws or charter or statute.
All Trustees oversee the seven portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (6).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report

INVESTMENT ADVISER	LEGAL COUNSEL
40|86 Advisors, Inc.	Kirkpatrick & Lockhart
Carmel, IN	Nicholson Graham LLP
Washington, D.C.
CUSTODIAN
The Bank of New York	INVESTMENT SUB ADVISER
New York, NY	Chicago Equity Partners, LLC
Chicago, IL
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Indianapolis, IN

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006
Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Portfolios file complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Portfolio’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40|86 Series Trust is a registered investment company managed by

40|86 Advisors, Inc., a leading fixed-income investment advisor.

40|86 Series Trust
11815 North Pennsylvania Street
Carmel, Indiana 46032

Principal Underwriter:
Conseco Equity Sales, Inc.
11815 North Pennsylvania Street
Carmel, Indiana 46032

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Any code of ethics or amendment thereto. Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	40|86 Series Trust

By (Signature and Title)	/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date	9/7/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date	9/7/2006

By (Signature and Title)	/s/ Daniel J. Murphy
Daniel J. Murphy, Treasurer
(principal financial officer)

Date	9/7/2006